UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22273

Nuveen Pennsylvania Municipal Value Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report February 28, 2017

NJV
Nuveen New Jersey Municipal Value Fund

NPN
Nuveen Pennsylvania Municipal Value Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Report of Independent Registered Public Accounting Firm	20

Shareholder Meeting Report	21

Portfolios of Investments	22

Statement of Assets and Liabilities	57

Statement of Operations	58

Statement of Changes in Net Assets	60

Statement of Cash Flows	62

Financial Highlights	64

Notes to Financial Statements	69

Additional Fund Information	84

Glossary of Terms Used in this Report	85

Reinvest Automatically, Easily and Conveniently	87

Board Members & Officers	88

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Chairman's Letter to Shareholders
Dear Shareholders,
Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.
The Trump administration's early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House's pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.
Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump's win and the U.K.'s decision to leave the European Union (or "Brexit") remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany's elections later this year.
In the meantime, the markets will be focused on economic sentiment surveys along with "hard" data such as consumer and business spending to gauge the economy's progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump's other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.
Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 April 24, 2017

4	NUVEEN

Portfolio Manager's Comments
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
(formerly known as Nuveen New Jersey Dividend Advantage Municipal Fund)
Nuveen New Jersey Municipal Value Fund (NJV)
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
(formerly known as Nuveen Pennsylvania Investment Quality Municipal Fund)
Nuveen Pennsylvania Municipal Value Fund (NPN)
These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Portfolio manager Paul L. Brennan, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the performance of the Nuveen New Jersey and Pennsylvania Funds during the abbreviated reporting period from the Funds' previous fiscal year end on April 30, 2016 through the Funds' new fiscal year end on February 28, 2017. Paul assumed portfolio management responsibility for these seven Funds in 2011.
During November 2016, the Funds' fiscal and tax year ends changed from April 30th to February 28th as approved by the Funds' Board of Trustees. As a result, the Funds are preparing an annual report for the ten-month period ended February 28, 2017.
Prior to market open on December 28, 2016, the Nuveen New Jersey Dividend Advantage Municipal Fund (NXJ) was renamed the Nuveen New Jersey Quality Municipal Income Fund (NXJ) and the Nuveen Pennsylvania Investment Quality Municipal Fund (NQP) was renamed the Nuveen Pennsylvania Quality Municipal Income Fund (NQP). The renaming of the Funds was done to provide a more consistent classification.
What factors affected the U.S. economy and the national municipal bond market during the abbreviated reporting period ended February 28, 2017?
In the abbreviated reporting period, the U.S. economy continued to expand at its below-trend rate but showed some signs of strengthening in the latter months of the reporting period. For 2016 as a whole, the Bureau of Economic Analysis reported that the economy grew at an annual rate of 1.6%, as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes. Despite a boost in third-quarter GDP from a short-term jump in exports, economic activity in the other three calendar quarters of 2016 stayed near or below the 2% growth mark.
However, momentum appeared to be building in the second half of the reporting period. The labor market continued to tighten, inflation ticked higher, and consumer confidence and spending were higher. As reported by the Bureau of Labor Statistics, the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc., (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Manager's Comments (continued)
unemployment rate fell to 4.7% in February 2017 from 4.9% in February 2016 and job gains averaged around 200,000 per month for the past twelve months. Higher oil prices helped drive a steady increase in inflation over this reporting period. The twelvemonth change in the Consumer Price Index (CPI) rose from the low of 0.8% in July 2016 to 2.7% over the twelve-month reporting period ended February 2017 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Federal Reserve's (Fed) unofficial longer term inflation objective of 2.0% and the fifteenth consecutive month in the range of 2.1% to 2.3%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.9% annual gain in January 2017 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.8% and 5.7%, respectively.
The U.S. economic outlook struck a more optimistic tone, prompting the Fed's policy making committee to raise its main benchmark interest rate in December 2016 and again in March 2017 (after the close of this reporting period). These moves were widely expected by the markets and additional increases are anticipated in 2017 as the Fed seeks to gradually "normalize" interest rates.
The political environment was another major influence on the markets over the reporting period. In the U.S., the surprising election of Donald Trump boosted consumer, business and market sentiment, on hopes that Trump's policy agenda of tax reform, infrastructure spending and reduced regulation would reignite the economy. While U.S. stocks rallied particularly strongly in the months following the election, the advance slowed as concerns about the new administration's immigration policy and the Republican's health care bill began to weigh on the markets. Prior to the U.S. presidential election, Britain's vote to leave the European Union, known as Brexit, roiled the markets in late June and July. Although world stock markets largely recovered, sterling dropped to a 31-year low and remained volatile as the U.K. prepared for exit negotiations. Investors also worried whether the undercurrent of populism and nationalism supporting the Trump and Brexit victories could spread across Europe, where several countries have key elections in 2017.
The municipal bond market encountered elevated volatility over the twelve-month reporting period, driven by a sell-off and widening credit spreads following the surprise election results. Prior to the election, municipal bond mutual funds had been drawing steady inflows from September 2015 to October 2016, which kept demand outpacing supply and supported prices. However, beginning in mid-October, demand began to soften in anticipation of a Fed rate hike. Municipal bond prices continued to fall in November after Trump's win triggered rising inflation and interest rate expectations as well as speculation on tax code changes, and in December due to tax-loss selling. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow. Municipal bond funds experienced large outflows in the fourth quarter of 2016, especially in the high yield municipal segment, which drove mutual fund managers to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.
In the reporting period overall, municipal bond issuance nationwide totaled $442.7 billion, an 11.5% gain from the issuance for the twelve-month period ended February 29, 2016. Gross issuance remains robust as issuers continue to actively and aggressively refund their outstanding debt given the low interest rate environment. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in each of the past four calendar years. So, the gross is surging, but the net is not and this was an overall positive technical factor on municipal bond investment performance in recent years. However, since the low in July 2016, interest rates have moved higher on expectations of additional Fed rate hikes,

6	NUVEEN

rising inflation and stronger economic growth. Issuers have begun to pull future refunding deals, as higher interest rates have eroded the potential cost savings of replacing older bonds.
Although the municipal bond market experienced widening credit spreads post-election, the trend was more attributable to technical conditions than a change in the fundamental backdrop. Despite the U.S. economy's rather sluggish recovery, improving state and local balance sheets have contributed to generally good credit fundamentals. Higher tax revenue growth, better expense management and a more cautious approach to new debt issuance have led to credit upgrades and stable credit outlooks for many state and local issuers. While some pockets of weakness continued to grab headlines, including Illinois, New Jersey and Puerto Rico, their problems were largely contained, with minimal spillover into the broader municipal market.
How were the economic and market environments in New Jersey and Pennsylvania during the abbreviated reporting period ended February 28, 2017?
New Jersey's economy has been slow to recover, but in 2016 the state finally regained all of the jobs lost during the recession. While the public sector contracted slightly, the private sector added jobs across a number of industries including construction, health care, manufacturing and transportation. The state has several characteristics that position it to do quite well, such as its proximity to New York City's extensive job market, a shoreline along the Atlantic coast that benefits a strong tourism industry and two large transportation hubs in the Port of New York and New Jersey and Newark airport. However, for years following the recession, the state's recovery fell short of many of its peers. New Jersey had the slowest job growth rate in the Northeast until the middle of 2015. As of February 2017, the state's unemployment rate registered 4.4%, down from 5.0% a year prior. Maintaining and upgrading infrastructure is key to economic growth. To address the dire need to finance infrastructure projects, the New Jersey legislature voted to raise the per-gallon tax on gas and diesel effective November 1, 2016. Prior to this, all revenues coming into the transportation trust fund were needed to cover debt service. While resources dedicated to transportation funding are set to increase, the state reduced its sales tax rate and will phase out the estate tax over two years, so general operating revenues are projected to decline. The sluggishness of the state's recovery exacerbated fiscal pressures caused by growing pension, retirement health care and debt service payments. In the proposed Fiscal Year 2018 budget, expenditures on these three line items constitutes 24% of revenues. The $2.5 billion pension payment in the Fiscal Year 2018 budget proposed by Governor Christie funds only 50% of the actuarially recommended contribution. The state has been downgraded several times in recent years and now carries an A- rating with negative outlook by S&P, an A3 with stable outlook by Moody's and an A with stable outlook by Fitch. For the twelve months ending February 28, 2017, the state issued $12.7 billion in tax-exempt debt, a gross issuance, year-over-year increase of 27.8%.
Pennsylvania is the sixth-largest state by population and by gross state product. The commonwealth's economy remains slow-growing. Pennsylvania's unemployment rate of 5.0% in February 2017 was above that of the nation at 4.7%. Mining and manufacturing remain drags on growth, but these are offset by improvements in other parts of the economy. Education and health care remain the commonwealth's largest employment sectors and they contributed strongly to growth in 2016. On the fiscal front, Pennsylvania faces increasing pressure from a structurally unbalanced budget. The commonwealth balanced the 2015 and 2016 budgets with one-time items. This is also the case for the 2017 budget, although the commonwealth did pass some recurring new revenues as well. Governor Wolf's proposed Fiscal 2018 budget seeks $2 billion of spending cuts and $1 billion of increases in taxes that are not broad-based but rather come from loopholes in taxes on sales, corporate profits and insurance premiums. Pennsylvania has an average bonded debt burden compared to other states. Net tax-supported debt is equal to a moderate 2.3% of personal income. The commonwealth's pension plans are poorly funded. Currently, Pennsylvania's unfunded pension liability is estimated at more than $70 billion, split between the State Employees Retirement System and the Public School Employees Retirement System. As of February 2017, Pennsylvania's general obligation (GO) debt was rated Aa3 by Moody's and AA- by S&P

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Portfolio Manager's Comments (continued)
and Fitch. For the twelve months ended February 28, 2017, $21.6 billion in new municipal bonds were issued in the commonwealth, a gross issuance increase of 40.4% from the previous twelve months.
What key strategies were used to manage these Funds during the abbreviated reporting period ended February 28, 2017?
The broad municipal bond market posted a small negative return over the abbreviated reporting period, after the post-election sell-off erased gains from earlier in the period. New Jersey's municipal market performed similarly to the national market, while the Pennsylvania municipal market's return underperformed that of the national market. Both states continued to be hampered by budget gaps, driven by the states' lower-than-expected revenues, weaker job growth and lagging economic growth, which has weighed on their municipal bond markets.
Our trading activity continued to focus on pursuing the Funds' investment objectives. We continued to seek bonds in areas of the market that we expected to perform well as the economy continued to improve. The Funds' positioning emphasized intermediate and longer maturities, lower rated credits and sectors offering higher yields. Additionally, with both Pennsylvania and New Jersey facing ongoing fiscal challenges, we continued to limit exposure to state-supported obligations in all four Funds. Although New Jersey's market is dominated by state-issued and higher quality bonds, which are among the features we've tended to deemphasize within the Funds' positioning, we have found opportunities to invest in bonds offering attractive yields and relative value.
To fund these purchases, we generally reinvested the proceeds from called and maturing bonds. Refunding activity was elevated in the Funds during this reporting period as borrowers continued to refinance debt before the expected increase in interest rates. Other notable sales during the reporting period included the elimination of NJV's Virgin Islands exposure, due to increasing concerns about the territory's credit conditions. NXJ and NJV sold their remaining holdings of American Airlines common stock, which performed well and contributed positively to the Funds' performance. The Funds received American Airlines stock when their holding of bonds issued by Puerto Rico Ports Authority for American Airlines was converted into equity as part of the merger with US Airways, which was completed in December 2013. Over time, we have sold these shares and reinvested the proceeds into municipal bonds. NXJ's remaining Puerto Rico bonds were called during the reporting period, reducing the Fund's exposure to zero by the end of the reporting period. For NQP, we also invested the proceeds from incremental preferred share offerings that were conducted as part of the overall management of the Fund's leverage.
In all four Funds, we took advantage of the changing market conditions during the reporting period to pursue a tax loss swap strategy. We sold some lower coupon bonds that were bought when interest rates were lower and used the proceeds to buy similarly structured bonds with higher coupons, to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds' income distribution capabilities.
As of February 28, 2017, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NQP and NXJ also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark. These swaps had a positive impact on performance.

8	NUVEEN

How did the Funds perform during the abbreviated reporting period ended February 28, 2017?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the abbreviated, one-year, five-year, ten-year and since inception periods ended February 28, 2017. Each Fund's total returns at common share net asset value (NAV) are compared with the performance of corresponding market indexes and Lipper classification averages.
For the abbreviated reporting period ended February 28, 2017, the total return on common share NAV for these four Funds trailed the returns for their respective state's S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index.
The factors influencing the Funds' performance during this reporting period included yield curve and duration positioning, credit rating allocations and sector allocations. From a yield curve and duration standpoint, the Funds' bias toward longer duration credits was a detractor from performance because of the segment's relative underperformance in this reporting period. However, lower rated credits, which the four Funds have continued to emphasize, performed well and contributed positively to returns. On a sector basis, the strong performance of tobacco securitization bonds was beneficial to NXJ, NJV and NPN's returns. (Pennsylvania does not offer tobacco bonds. NPN holds District of Columbia tobacco securitization bonds, and NQP has no exposure to the tobacco sector.) A positive contribution from the New Jersey transportation sector, driven by toll road bonds, also boosted the New Jersey Funds' returns.
We should also note that in terms of individual credit selection, all four Funds generally saw positive results from holdings held over the entire reporting period, but credits bought in the latter half of 2016 tended to underperform because of the sharp rise in yields following the election. Additionally, the Pennsylvania Funds' exposure to energy supplier FirstEnergy was a meaningful detractor during this reporting period. The credits performed poorly as the company seeks to exit the power generation business, which has increased uncertainty about its financial health.
In addition, the use of regulatory leverage was a factor affecting the performance of NXJ and NQP. NJV and NPN do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.
An Update Involving Puerto Rico
As noted in the Funds' previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds' holdings and performance: the ongoing economic problems of Puerto Rico is one such case. Puerto Rico's continued economic weakening, escalating debt service obligations, and long-standing inability to deliver a balanced budget led to multiple downgrades on its debt over the past two years. Puerto Rico has warned investors since 2014 that the island's debt burden may be unsustainable and the Commonwealth has been exploring various strategies to deal with this burden, including Chapter 9 bankruptcy, which is currently not available by law. On June 30, 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation creates a path for Puerto Rico to establish an independent oversight board responsible for managing the government's financial operations and restructure debt. Implementation is expected to take time, as the law focuses on developing a comprehensive five-year fiscal plan.

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Portfolio Manager's Comments (continued)
In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NQP had limited exposure of 0.69%, which was either insured or investment grade, to Puerto Rico debt, while NXJ, NJV and NPN did not hold any Puerto Rico bonds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently rated Caa2/CC/CC (below investment grade) by Moody's, S&P and Fitch, respectively, with negative outlooks.
A Note About Investment Valuations
The municipal securities held by the Funds are valued by the Funds' pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of a Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Funds' current municipal bond pricing service was acquired by the parent company of another pricing service. The two services have not yet combined their valuation organizations and process, but they announced in March 2017, that they anticipate doing so sometime in the ensuing months. Such changes could have an impact on the net asset value of the Fund's shares.

10	NUVEEN

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. NJV and NPN do not use regulatory leverage. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund's net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. The Fund's use of leverage through inverse floating rate securities was negligible to performance over this reporting period. Leverage had a positive impact on the performance of NXJ and NQP over this reporting period.
As of February 28, 2017, the Funds' percentages of leverage are as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Effective Leverage*	38.98%	9.37%	40.53%	4.34%
Regulatory Leverage*	32.65%	N/A	35.29%	N/A

*
Effective Leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

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Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of February 28, 2017, NXJ and NQP have issued and outstanding, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table. As mentioned previously, NJV and NPN do not use regulatory leverage.

	VMTP Shares		VRDP Shares
		Shares		Shares
		Issued at		Issued at
		Liquidation		Liquidation
Fund	Series	Preference	Series	Preference	Total
NXJ	—	—	1	$81,000,000
	—	—	2	$144,300,000
	—	—	3	$88,600,000
				$313,900,000	$313,900,000
NQP	2019	$87,000,000	2	$112,500,000
	—	—	3	$105,000,000
		$87,000,000		$217,500,000	$304,500,000
During the current fiscal period, NQP refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NQP issued an additional $39,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
During the current reporting period, NXJ and NQP each designated a special rate period until November 15, 2017, for each Fund's Series 2 and Series 3 VRDP Shares and NXJ's Series 1 VRDP Shares until January 24, 2018. In connection with the transition to the special rate period, the VRDP Shares of each series have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula.
Refer to Notes to Financial Statements, Note – 4 Fund Shares, Preferred Shares for further details on VMTP and VRDP Shares and each Fund's respective transactions.

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Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2017. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investment value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXJ	NJV	NQP	NPN
May 2016	$0.0680	$0.0490	$0.0675	$0.0520
June	0.0650	0.0490	0.0640	0.0520
July	0.0650	0.0490	0.0640	0.0520
August	0.0650	0.0490	0.0640	0.0520
September	0.0605	0.0490	0.0600	0.0520
October	0.0605	0.0490	0.0600	0.0520
November	0.0605	0.0490	0.0600	0.0520
December	0.0605	0.0490	0.0585	0.0520
January	0.0605	0.0490	0.0585	0.0520
February 2017	0.0605	0.0490	0.0585	0.0520
Total Monthly Per Share Distributions	$0.6260	$0.4900	$0.6150	$0.5200
Ordinary Income Distribution*	$0.0029	$0.0287	$0.0015	$0.1246
Total Distributions from Net Investment Income	$0.6289	$0.5187	$0.6165	$0.6446
Total Distributions from Long-Term Capital Gains*	$—	$0.1503	$0.0308	$0.4771
Total Distributions	$0.6289	$0.6690	$0.6473	$1.1217

Yields
Market Yield**	5.41%	3.77%	5.28%	3.94%
Taxable-Equivalent Yield**	8.03%	5.59%	7.56%	5.64%

*	Distribution paid in December 2016.

**
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.6% and 30.2% for New Jersey and Pennsylvania, respectively. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

NUVEEN	13

Common Share Information (continued)
As of February 28, 2017, the Funds had positive UNII balances for tax purposes. NXJ, NJV and NPN had positive UNII balances while NQP had a negative UNII balance for financial reporting purposes.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE REPURCHASES
During August 2016, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2017, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common shares cumulatively repurchased and retired	608,600	15,000	363,400	0
Common shares authorized for repurchase	4,260,000	155,000	3,775,000	120,000
During the current reporting period, the Funds did not repurchase any of their outstanding common shares.
OTHER COMMON SHARE INFORMATION
As of February 28, 2017, and during the current reporting period, the Funds' common share prices were trading at a premium/ (discount) to their common share NAVs as shown in the accompanying table.

	NXJ	NJV	NQP	NPN
Common share NAV	$15.21	$15.56	$14.79	$15.16
Common share price	$13.42	$15.61	$13.30	$15.83
Premium/(Discount) to NAV	(11.77)%	0.32%	(10.07)%	4.42%
10-month average premium/(discount) to NAV	(10.18)%	(1.40)%	(8.88)%	3.06%

14	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New Jersey Quality Municipal Income Fund (NXJ)
 (formerly known as Nuveen New Jersey Dividend Advantage Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NXJ.
Nuveen New Jersey Municipal Value Fund (NJV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NJV.
Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
 (formerly known as Nuveen Pennsylvania Investment Quality Municipal Fund)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NQP.
Nuveen Pennsylvania Municipal Value Fund (NPN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NPN.

NUVEEN	15

NXJ
Nuveen New Jersey Quality Municipal Income Fund
(formerly known as Nuveen New Jersey Dividend Advantage Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	10-Month	1-Year	5-Year	10-Year
NXJ at Common Share NAV	(2.20)%	0.68%	4.82%	5.32%
NXJ at Common Share Price	(4.35)%	1.54%	3.14%	4.05%
S&P Municipal Bond New Jersey Index	(0.30)%	1.29%	3.37%	4.32%
S&P Municipal Bond Index	(0.37)%	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	147.0%
Other Assets Less Liabilities	1.2%
Net Assets Plus VRDP Shares, net of deferred offering costs	148.2%
VRDP Shares, net of deferred offering costs	(48.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.2%
Transportation	19.2%
Health Care	14.4%
Education and Civic Organizations	11.5%
U.S. Guaranteed	9.1%
Tax Obligation/General	4.5%
Consumer Staples	4.1%
Other	15.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	14.9%
AA	36.5%
A	31.1%
BBB	9.6%
BB or Lower	7.1%
N/R (not rated)	0.8%
Total	100%

16	NUVEEN

NJV
Nuveen New Jersey Municipal Value Fund
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	10-Month	1-Year	5-Year	Since Inception
NJV at Common Share NAV	(0.57)%	0.77%	4.04%	6.25%
NJV at Common Share Price	7.39%	8.72%	4.51%	6.00%
S&P Municipal Bond New Jersey Index	(0.30)%	1.29%	3.37%	5.08%
S&P Municipal Bond Index	(0.37)%	0.76%	3.25%	4.97%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	102.8%
Short-Term Municipal Bonds	2.1%
Other Assets Less Liabilities	1.3%
Net Assets Plus Floating Rate Obligations	106.2%
Floating Rate Obligations	(6.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.0%
Education and Civic Organizations	16.6%
Health Care	16.1%
Transportation	13.3%
U.S. Guaranteed	8.3%
Housing/Multifamily	7.8%
Tax Obligation/General	7.0%
Other	11.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA	11.6%
AA	38.8%
A	33.3%
BBB	9.0%
BB or Lower	6.2%
N/R (not rated)	1.1%
Total	100%

NUVEEN	17

NQP
Nuveen Pennsylvania Quality Municipal Income Fund
(formerly known as Nuveen Pennsylvania Investment Quality Municipal Fund)
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	10-Month	1-Year	5-Year	10-Year
NQP at Common Share NAV	(4.19)%	(1.79)%	4.23%	5.18%
NQP at Common Share Price	(6.66)%	(1.43)%	3.18%	5.67%
S&P Municipal Bond Pennsylvania Index	(0.51)%	0.75%	3.44%	4.38%
S&P Municipal Bond Index	(0.37)%	0.76%	3.25%	4.22%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.4%
Other Assets Less Liabilities	4.8%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred operating costs & VRDP Shares, net of deferred operating costs	163.2%
Floating Rate Obligations	(8.8)%
VMTP Shares, net of deferred offering costs	(15.6)%
VRDP Shares, net of deferred offering costs	(38.8)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	20.7%
Tax Obligation/General	18.0%
Education and Civic Organizations	12.2%
U.S. Guaranteed	12.1%
Housing/Single Family	8.5%
Water and Sewer	6.7%
Transportation	5.9%
Tax Obligation/Limited	5.9%
Other	10.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.7%
AA	44.1%
A	27.7%
BBB	7.2%
BB or Lower	4.7%
N/R (not rated)	4.6%
Total	100%

18	NUVEEN

NPN
Nuveen Pennsylvania Municipal Value Fund
Performance Overview and Holding Summaries as of February 28, 2017
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	10-Month	1-Year	5-Year	Since Inception
NPN at Common Share NAV	(1.33)%	(0.16)%	3.70%	5.89%
NPN at Common Share Price	3.08%	9.95%	5.45%	6.03%
S&P Municipal Bond Pennsylvania Index	(0.51)%	0.75%	3.44%	4.99%
S&P Municipal Bond Index	(0.37)%	0.76%	3.25%	4.97%
Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	99.8%
Short-Term Municipal Bonds	2.7%
Other Assets Less Liabilities	(0.9)%
Net Assets Plus Floating Rate Obligations	101.6%
Floating Rate Obligations	(1.6)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Health Care	23.9%
U.S. Guaranteed	16.5%
Tax Obligation/Limited	9.5%
Transportation	8.5%
Housing/Single Family	8.5%
Housing/Multifamily	6.8%
Tax Obligation/General	6.7%
Education and Civic Organizations	5.8%
Other	13.8%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	16.0%
AA	46.7%
A	18.1%
BBB	13.7%
BB or Lower	3.0%
N/R (not rated)	2.5%
Total	100%

NUVEEN	19

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Nuveen New Jersey Quality Municipal Income Fund
(formerly known as Nuveen New Jersey Dividend Advantage Municipal Fund)
Nuveen New Jersey Municipal Value Fund
Nuveen Pennsylvania Quality Municipal Income Fund
(formerly known as Nuveen Pennsylvania Investment Quality Municipal Fund)
 Nuveen Pennsylvania Municipal Value Fund:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen New Jersey Quality Municipal Income Fund, Nuveen New Jersey Municipal Value Fund, Nuveen Pennsylvania Quality Municipal Income Fund, and Nuveen Pennsylvania Municipal Value Fund (the "Funds") as of February 28, 2017, and the related statements of operations and cash flows (where applicable) for the ten-month period from May 1, 2016 through February 28, 2017 and the one-year period ended April 30, 2016, the statements of changes in net assets for the ten-month period from May 1, 2016 through February 28, 2017 and each of the years in the two-year period ended April 30, 2016, and the financial highlights for the ten-month period from May 1, 2016 through February 28, 2017 and each of the years in the two-year period ended April 30, 2016. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through April 30, 2014 were audited by other auditors whose report dated June 25, 2014 expressed an unqualified opinion on those financial highlights.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2017, the results of their operations, cash flows (where applicable), changes in their net assets, and the financial highlights for each of the periods described in the first paragraph, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Chicago, Illinois
 April 26, 2017

20	NUVEEN

Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2016 for NXJ, NJV, NQP and NPN; at this meeting the shareholders were asked to elect Board Members.

	NXJ		NJV	NQP		NPN
	Common and			Common and
	Preferred			Preferred
	shares voting			shares voting
	together	Preferred	Common	together	Preferred	Common
	as a class	Shares	Shares	as a class	Shares	Shares
Approval of the Board Members was reached as follows:
Judith M. Stockdale
For	38,091,936	—	1,410,837	31,041,500	—	1,041,160
Withhold	972,289	—	17,211	1,711,649	—	84,312
Total	39,064,225	—	1,428,048	32,753,149	—	1,125,472
Carole E. Stone
For	38,130,617	—	1,417,283	31,206,995	—	1,042,708
Withhold	933,608	—	10,765	1,546,154	—	82,764
Total	39,064,225	—	1,428,048	32,753,149	—	1,125,472
Margaret L. Wolff
For	38,115,709	—	1,420,141	31,331,321	—	1,043,708
Withhold	948,516	—	7,907	1,421,828	—	81,764
Total	39,064,225	—	1,428,048	32,753,149	—	1,125,472
William C. Hunter
For	—	1,549	1,410,837	—	1,510	1,054,058
Withhold	—	—	17,211	—	—	71,414
Total	—	1,549	1,428,048	—	1,510	1,125,472
William J. Schneider
For	—	1,549	—	—	1,510	—
Withhold	—	—	—	—	—	—
Total	—	1,549	—	—	1,510	—

NUVEEN	21

NXJ
Nuveen New Jersey Quality Municipal Income Fund
(formerly known as Nuveen New Jersey Dividend Advantage Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.0% (100.0% of Total Investments)
	Consumer Discretionary – 0.4% (0.3% of Total Investments)
	Middlesex County Improvement Authority, New Jersey, Senior Revenue Bonds, Heldrich Center Hotel/Conference Center Project, Series 2005A:
$1,720	5.000%, 1/01/32	4/17 at 100.00	Caa1	$1,264,957
1,485	5.125%, 1/01/37	4/17 at 100.00	Caa1	1,054,202
3,205	Total Consumer Discretionary			2,319,159
	Consumer Staples – 6.0% (4.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,325	4.500%, 6/01/23	6/17 at 100.00	BBB+	3,366,230
32,225	4.750%, 6/01/34	6/17 at 100.00	BB–	30,881,214
4,890	5.000%, 6/01/41	6/17 at 100.00	B	4,736,699
40,440	Total Consumer Staples			38,984,143
	Education and Civic Organizations – 16.9% (11.5% of Total Investments)
1,760	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	1,964,670
2,025	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	2,384,539
2,455	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359, 16.413%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	3,544,136
	New Jersey Education Facilities Authority Revenue Bonds, The College of New Jersey Issue, Series 2013A:
2,475	5.000%, 7/01/38	7/23 at 100.00	AA–	2,731,757
3,250	5.000%, 7/01/43	7/23 at 100.00	AA–	3,573,440
250	New Jersey Educational Facilities Authority, Revenue Bonds, Georgian Court University, Series 2007D, 5.000%, 7/01/27	7/17 at 100.00	BBB–	252,790
1,100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	1,099,956
5,000	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	AA–	5,536,250
	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University, Series 2015D:
2,395	5.000%, 7/01/31	7/25 at 100.00	AA–	2,715,834
1,600	5.000%, 7/01/33	7/25 at 100.00	AA–	1,795,632
1,000	5.000%, 7/01/34	7/25 at 100.00	AA–	1,116,860
5,955	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	6,465,939
	New Jersey Educational Facilities Authority, Revenue Bonds, Passaic County Community College, Series 2010C:
1,500	5.250%, 7/01/32	7/20 at 100.00	A2	1,588,830
1,000	5.375%, 7/01/41	7/20 at 100.00	A2	1,056,330
4,335	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0099, 12.464%, 7/01/39 (IF)	7/21 at 100.00	AAA	5,894,213
4,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Tender Option Bond Trust 2015-XF0149, 12.615%, 7/01/44 (IF) (4)	7/24 at 100.00	AAA	5,740,600

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New Jersey Educational Facilities Authority, Revenue Bonds, Ramapo College, Refunding Series 2012B:
$550	5.000%, 7/01/37	7/22 at 100.00	A	$600,490
1,050	5.000%, 7/01/42	7/22 at 100.00	A	1,143,965
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
1,140	5.000%, 7/01/32	7/21 at 100.00	Baa2	1,211,102
740	5.000%, 7/01/37	7/21 at 100.00	Baa2	777,007
1,200	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Refunding Series 2015C, 5.000%, 7/01/35	7/25 at 100.00	A–	1,319,160
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D:
675	5.000%, 7/01/38	7/23 at 100.00	A–	745,025
1,935	5.000%, 7/01/43	7/23 at 100.00	A–	2,127,571
1,970	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C, 3.000%, 7/01/46	7/26 at 100.00	A–	1,625,447
2,000	New Jersey Educational Facilities Authority, Revenue Bonds, Stockton University Issue, Refunding Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	A	2,140,020
975	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46	7/26 at 100.00	BB	948,968
4,560	New Jersey Educational Facilities Authority, Revenue Bonds, William Paterson University, Series 2015C, 5.000%, 7/01/40	7/25 at 100.00	A+	4,941,034
	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, College of New Jersey, Series 2012A:
200	5.000%, 7/01/18	No Opt. Call	AA–	210,082
1,000	5.000%, 7/01/19	No Opt. Call	AA–	1,079,260
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Senior Lien Series 2016-1A:
6,180	3.500%, 12/01/32 (Alternative Minimum Tax)	12/25 at 100.00	AA	5,581,343
1,430	4.000%, 12/01/39 (Alternative Minimum Tax)	12/25 at 100.00	AA	1,332,603
2,430	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	2,525,013
990	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/25	12/19 at 100.00	AA	1,047,479
960	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	1,015,882
1,255	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.750%, 12/01/27 (Alternative Minimum Tax)	12/21 at 100.00	Aa3	1,374,012
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1A:
4,005	4.250%, 12/01/25 (Alternative Minimum Tax)	12/22 at 100.00	AA	4,223,633
1,320	4.375%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,395,464
500	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	535,940
1,320	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2013-1A, 3.750%, 12/01/26 (Alternative Minimum Tax)	12/22 at 100.00	AA	1,308,661
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A:
5,000	4.000%, 12/01/28 (Alternative Minimum Tax)	12/24 at 100.00	AA	5,105,200
2,575	4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	2,607,909
	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151:
1,235	9.947%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,258,243
1,105	10.015%, 12/01/24 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	1,068,745
750	10.447%, 12/01/25 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	715,080
220	11.021%, 12/01/26 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	212,397
2,500	12.028%, 12/01/27 (Alternative Minimum Tax) (IF) (4)	12/23 at 100.00	AA	2,771,300

NUVEEN	23

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$2,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, Formerly Tender Option Bond Trust PA-4643, 17.340%, 6/01/30 (IF) (4)	6/19 at 100.00	AA	$2,592,160
575	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	A1	633,736
2,300	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	2,514,544
2,170	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356, Formerly Tender Option Bond Trust 3339, 16.532%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	3,184,171
98,915	Total Education and Civic Organizations			109,334,422
	Financials – 1.5% (1.1% of Total Investments)
	New Jersey Economic Development Authority, Revenue Refunding Bonds, Kapkowski Road Landfill Project, Series 2002:
7,875	5.750%, 10/01/21	No Opt. Call	Ba2	8,252,921
1,500	6.500%, 4/01/28	No Opt. Call	Ba2	1,739,685
9,375	Total Financials			9,992,606
	Health Care – 21.2% (14.4% of Total Investments)
	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A:
175	5.000%, 2/15/25	2/24 at 100.00	BBB+	194,264
220	5.000%, 2/15/26	2/24 at 100.00	BBB+	241,091
1,320	5.000%, 2/15/27	2/24 at 100.00	BBB+	1,429,652
1,385	5.000%, 2/15/28	2/24 at 100.00	BBB+	1,486,936
1,385	5.000%, 2/15/29	2/24 at 100.00	BBB+	1,479,831
2,500	5.000%, 2/15/32	2/24 at 100.00	BBB+	2,639,725
3,040	5.000%, 2/15/33	2/24 at 100.00	BBB+	3,198,597
145	5.000%, 2/15/34	2/24 at 100.00	BBB+	152,207
1,950	5.000%, 2/15/35	2/24 at 100.00	BBB+	2,042,118
6,100	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	6,770,573
225	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27	7/18 at 100.00	AA–	235,064
2,500	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 2016-XG0047, 17.324%, 7/01/38 – AGC Insured (IF) (4)	7/19 at 100.00	AA	3,294,100
	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
2,000	6.000%, 7/01/26	7/21 at 100.00	BB+	2,125,900
2,500	6.250%, 7/01/35	7/21 at 100.00	BB+	2,671,650
2,050	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,108,343
1,145	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Barnabas Health, Series 2012A, 5.000%, 7/01/24	7/22 at 100.00	A+	1,290,633
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
2,570	5.250%, 7/01/31	7/23 at 100.00	A–	2,835,969
1,285	5.500%, 7/01/43	7/23 at 100.00	A–	1,414,618
2,525	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA–	2,541,261
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	10,868,800
3,765	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, CentraState Medical Center, Series 2006A, 5.000%, 7/01/30 – AGC Insured	7/17 at 100.00	AA	3,796,513

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A:
$2,055	5.000%, 7/01/45	7/24 at 100.00	A+	$2,232,162
2,045	4.000%, 7/01/45	7/24 at 100.00	A+	2,004,100
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Kennedy Health System Obligated Group Issue, Refunding Series 2012:
4,155	3.750%, 7/01/27	No Opt. Call	A3	4,196,425
3,375	5.000%, 7/01/31	7/22 at 100.00	A3	3,667,511
1,500	5.000%, 7/01/37	7/22 at 100.00	A3	1,595,910
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011:
3,000	5.000%, 7/01/25	7/18 at 100.00	A+	3,394,440
3,000	5.000%, 7/01/26	7/22 at 100.00	A+	3,371,190
2,500	5.000%, 7/01/27	7/22 at 100.00	A+	2,801,325
1,450	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2013A, 5.000%, 7/01/32	7/23 at 100.00	A+	1,606,571
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
7,520	5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	7,792,600
2,250	5.000%, 7/01/38	7/18 at 100.00	AA	2,337,030
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
830	5.000%, 7/01/32	7/26 at 100.00	Baa2	935,485
1,055	5.000%, 7/01/33	7/26 at 100.00	Baa2	1,179,237
340	5.000%, 7/01/34	7/26 at 100.00	Baa2	377,461
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A:
4,235	5.000%, 7/01/39	7/24 at 100.00	A+	4,628,601
5,955	5.000%, 7/01/43	7/24 at 100.00	A+	6,496,429
3,945	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	4,447,396
1,695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	1,863,398
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016:
885	4.000%, 7/01/34	7/26 at 100.00	BBB–	851,689
2,600	5.000%, 7/01/35	7/26 at 100.00	BBB–	2,746,848
1,700	5.000%, 7/01/36	7/26 at 100.00	BBB–	1,790,661
6,955	5.000%, 7/01/41	7/26 at 100.00	BBB–	7,287,727
5,805	4.000%, 7/01/48	7/26 at 100.00	BBB–	5,272,043
2,345	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	2,319,111
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
5,055	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	5,133,302
3,910	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	4,193,397
128,945	Total Health Care			137,339,894
	Housing/Multifamily – 4.4% (3.0% of Total Investments)
1,900	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	1,974,347
1,845	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB–	1,931,125
6,075	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	6,239,268

NUVEEN	25

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident
	Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$3,870	5.750%, 6/01/31	6/20 at 100.00	Baa3	$4,197,828
2,100	5.875%, 6/01/42	6/20 at 100.00	Baa3	2,270,016
	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 2013-2:
2,165	4.350%, 11/01/33 (Alternative Minimum Tax)	11/22 at 100.00	AA	2,257,749
1,235	4.600%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,275,397
1,235	4.750%, 11/01/46 (Alternative Minimum Tax)	11/22 at 100.00	AA	1,280,275
2,280	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	2,285,882
4,870	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	4,871,461
27,575	Total Housing/Multifamily			28,583,348
	Housing/Single Family – 3.4% (2.3% of Total Investments)
	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A:
10,000	4.450%, 10/01/25	4/21 at 100.00	Aa2	10,639,500
10,000	4.650%, 10/01/29	4/21 at 100.00	Aa2	10,511,500
545	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Series 2007T, 4.700%, 10/01/37 (Alternative Minimum Tax)	4/17 at 100.00	AA	545,294
20,545	Total Housing/Single Family			21,696,294
	Industrials – 0.2% (0.1% of Total Investments)
1,340	Gloucester County Improvement Authority, New Jersey, Solid Waste Resource Recovery Revenue Refunding Bonds, Waste Management Inc. Project, Series 1999A, 6.850%, 12/01/29 (Mandatory put 12/01/17)	No Opt. Call	A–	1,349,447
	Long-Term Care – 2.4% (1.6% of Total Investments)
7,835	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	8,009,956
510	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	523,515
5,000	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	5,223,250
1,410	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	1,511,393
14,755	Total Long-Term Care			15,268,114
	Tax Obligation/General – 6.6% (4.5% of Total Investments)
2,225	Cumberland County Improvement Authority, New Jersey, County General Obligation Revenue Bonds, Technical High School Project, Series 2014, 5.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	2,485,703
825	Elizabeth, Union County, New Jersey, General Obligation Bonds, General Improvement Series 2014, 3.125%, 4/01/27 – AGM Insured	4/24 at 100.00	AA	837,614
2,250	Freehold Regional High School District, Monmouth County, New Jersey, General Obligation Bonds, Refunding Series 2001, 5.000%, 3/01/17 – FGIC Insured	No Opt. Call	AA+	2,250,810
690	Haddon Heights School District, Camden County, New Jersey, General Obligation Bonds, Refunding Series 2012, 3.250%, 1/01/30	1/23 at 100.00	AA–	686,391
1,100	Linden, New Jersey, General Obligation Bonds, Refunding Series 2011, 4.000%, 5/01/23	5/21 at 100.00	AA–	1,184,348
	Medford Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2015:
710	5.000%, 3/01/22	No Opt. Call	Aa2	814,271
755	5.000%, 3/01/24	No Opt. Call	Aa2	880,504

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,975	Middletown Township Board of Education, Monmouth County, New Jersey, Refunding Series 2010, 5.000%, 8/01/27	8/20 at 100.00	AA	$2,214,884
2,805	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Refunding Series 2016B, 4.000%, 8/01/24	No Opt. Call	AAA	3,183,198
2,280	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	2,557,636
760	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AAA	851,360
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2012:
465	5.000%, 9/01/28	9/22 at 100.00	A+	518,894
610	5.000%, 9/01/29	9/22 at 100.00	A+	678,826
300	5.000%, 9/01/31	9/22 at 100.00	A+	332,505
250	3.625%, 9/01/34	9/22 at 100.00	A+	250,408
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016:
1,000	3.000%, 9/01/32	9/25 at 100.00	AA	951,210
1,000	3.000%, 9/01/33	9/25 at 100.00	AA	938,040
	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014:
740	3.000%, 9/01/17	No Opt. Call	AA	748,340
400	5.000%, 9/01/22	No Opt. Call	AA	466,456
	Sparta Township Board of Education, Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2015:
1,000	5.000%, 2/15/34	2/25 at 100.00	AA–	1,136,180
1,395	5.000%, 2/15/35	2/25 at 100.00	AA–	1,579,712
4,260	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	4,729,622
5,165	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	5,560,071
2,515	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	2,726,838
1,515	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/27 – AGM Insured	No Opt. Call	A2	1,830,847
1,435	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 9/01/28 – BAM Insured	9/24 at 100.00	AA	1,531,819
635	West Deptford Township, Gloucester County, New Jersey, General Obligation Bonds, Series 2005, 5.000%, 7/01/27 – AGM Insured	7/17 at 100.00	AA	643,731
100	Woodbridge Township, Middlesex County, New Jersey, General Obligation Bonds, Series 2010, 5.000%, 7/15/19	No Opt. Call	AA+	109,045
39,160	Total Tax Obligation/General			42,679,263
	Tax Obligation/Limited – 32.6% (22.2% of Total Investments)
3,775	Bergen County Improvement Authority, New Jersey, Guaranteed Lease Revenue Bonds, County Administration Complex Project, Series 2005, 5.000%, 11/15/26	No Opt. Call	Aaa	4,653,971
4,150	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured	No Opt. Call	AA+	4,896,378
3,000	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2003B, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	AA	2,233,530
3,015	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	3,687,405
5,120	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005C, 5.125%, 11/01/18 – AGM Insured	No Opt. Call	AA	5,453,005

NUVEEN	27

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
$5,005	5.250%, 1/01/36	1/22 at 100.00	A	$5,223,869
3,020	5.125%, 1/01/42	1/22 at 100.00	A	3,124,341
500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/29	1/22 at 100.00	A	522,455
1,110	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Plaza Refunding Project, Series 2013, 3.250%, 4/01/35	4/22 at 100.00	Aa3	1,072,149
	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016:
10,310	5.000%, 5/01/46	5/26 at 100.00	AA	11,617,720
3,745	5.250%, 5/01/51	5/26 at 100.00	AA	4,274,243
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
310	5.000%, 6/15/21	No Opt. Call	BBB+	336,976
6,400	5.000%, 6/15/25	6/22 at 100.00	BBB+	6,836,160
3,480	5.000%, 6/15/26	6/22 at 100.00	BBB+	3,702,059
7,945	5.000%, 6/15/28	6/22 at 100.00	BBB+	8,407,320
415	5.000%, 6/15/29	6/22 at 100.00	BBB+	437,410
	New Jersey Economic Development Authority, Revenue Bonds, Newark Downtown District Management Corporation Project, Series 2007:
440	5.125%, 6/15/27	6/17 at 100.00	Baa3	442,486
740	5.125%, 6/15/37	6/17 at 100.00	Baa3	742,930
5,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014PP, 5.000%, 6/15/26	6/24 at 100.00	A3	5,205,100
6,385	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2014UU, 5.000%, 6/15/27	6/24 at 100.00	A3	6,632,163
12,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015WW, 5.250%, 6/15/40	6/25 at 100.00	A3	12,200,760
6,000	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A–	6,310,620
1,400	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A3	1,409,688
	New Jersey Transportation Trust Fund Authority, Federal Highway Aid Grant Anticipation Bonds, Series 2006:
2,120	5.000%, 6/15/17 – FGIC Insured	3/17 at 100.00	AA–	2,127,950
3,750	5.000%, 6/15/18 – FGIC Insured	3/17 at 100.00	AA–	3,763,538
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
1,130	5.000%, 6/15/29	6/26 at 100.00	A+	1,204,546
655	5.000%, 6/15/30	6/26 at 100.00	A+	694,477
32,965	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/30	No Opt. Call	A3	16,691,826
8,100	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/22	No Opt. Call	A3	8,932,275
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
33,270	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	16,131,956
39,090	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	17,898,527
9,970	0.000%, 12/15/34 – AGM Insured	No Opt. Call	AA	4,312,324
7,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/26 – AMBAC Insured	12/17 at 100.00	A3	7,702,275
7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/24	No Opt. Call	A3	7,462,420
3,860	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Refunding Series 2015, 3.750%, 5/01/36	5/25 at 100.00	AA	3,900,530

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Passaic County Improvement Authority, New Jersey, Lease Revenue Bonds, Preakness Healthcare Center Expansion Project, Series 2012:
$865	5.000%, 5/01/21	No Opt. Call	Aa3	$986,065
4,495	3.500%, 5/01/35	5/22 at 100.00	Aa3	4,447,083
2,500	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, County College Facility Project, Series 2014B, 5.000%, 2/01/20	No Opt. Call	AA+	2,768,275
	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019:
285	21.186%, 5/01/28 (IF) (4)	No Opt. Call	Aaa	621,425
285	22.259%, 5/01/29 (IF) (4)	No Opt. Call	Aaa	627,969
200	22.259%, 5/01/30 (IF) (4)	No Opt. Call	Aaa	445,630
370	22.033%, 5/01/31 (IF) (4)	No Opt. Call	Aaa	829,089
385	22.151%, 5/01/32 (IF) (4)	No Opt. Call	Aaa	869,838
400	22.155%, 5/01/33 (IF) (4)	No Opt. Call	Aaa	899,548
415	22.259%, 5/01/34 (IF) (4)	No Opt. Call	Aaa	926,778
3,975	Union County Improvement Authority, New Jersey, Lease Revenue Bonds, Plainfield – Park Madison Redevelopment Project, Tender Option Trust 2016-XG0057, 16.027%, 3/01/34 (IF) (4)	No Opt. Call	AA+	7,626,395
256,850	Total Tax Obligation/Limited			211,293,477
	Transportation – 28.2% (19.2% of Total Investments)
5,550	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	4/17 at 100.00	AA–	5,655,284
2,400	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2012A, 5.000%, 1/01/42	1/23 at 100.00	A1	2,617,728
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
1,285	5.000%, 1/01/34	1/24 at 100.00	A1	1,424,397
5,890	4.125%, 1/01/39	1/24 at 100.00	A1	6,054,213
7,800	5.000%, 1/01/44	1/24 at 100.00	A1	8,560,734
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 7/01/34 – BAM Insured	7/25 at 100.00	AA	1,038,070
2,820	4.000%, 7/01/35 – BAM Insured	7/25 at 100.00	AA	2,917,008
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
3,265	5.000%, 7/01/42 (WI/DD, Settling 3/01/17)	7/27 at 100.00	A1	3,686,446
10,340	5.000%, 7/01/47 (WI/DD, Settling 3/01/17)	7/27 at 100.00	A1	11,623,608
	Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge System Revenue Bonds, Refunding Series 2012A:
2,150	5.000%, 7/01/24	7/22 at 100.00	A1	2,475,188
1,105	5.000%, 7/01/25	7/22 at 100.00	A1	1,262,507
650	4.000%, 7/01/26	7/22 at 100.00	A1	694,434
625	4.000%, 7/01/27	7/22 at 100.00	A1	663,075
	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E:
1,000	5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	1,088,820
5,005	5.000%, 1/01/40	1/20 at 100.00	A	5,442,287
7,035	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013, 5.000%, 1/01/40	1/24 at 100.00	A	7,730,128
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,800	5.000%, 1/01/24	1/23 at 100.00	A–	1,996,920
1,635	5.000%, 1/01/25	1/23 at 100.00	A–	1,801,132
1,875	5.000%, 1/01/26	1/23 at 100.00	A–	2,066,475
3,595	5.000%, 1/01/27	1/23 at 100.00	A–	3,940,156

NUVEEN	29

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$5,555	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	$6,141,053
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/17 at 100.00	BB–	1,059,950
1,800	5.250%, 9/15/29 (Alternative Minimum Tax)	8/22 at 101.00	BB–	1,900,962
2,250	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	2,452,073
	New Jersey Transit Corporation, Grant Anticipation Notes, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Series 2014A:
6,000	5.000%, 9/15/20	No Opt. Call	A	6,488,400
5,750	5.000%, 9/15/21	No Opt. Call	A	6,290,213
7,780	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	8,658,518
3,065	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/29 – AGM Insured	No Opt. Call	AA	3,782,425
7,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2009I, 5.000%, 1/01/35	1/20 at 100.00	A+	8,127,000
7,620	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/28	1/23 at 100.00	A+	8,644,738
3,625	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 15.255%, 1/01/43 (IF) (4)	7/22 at 100.00	A+	5,080,293
2,100	Passaic County Improvement Authority, New Jersey, County Guaranteed Parking Revenue Bonds, 200 Hospital Plaza Project, Series 2010, 5.000%, 5/01/42	5/20 at 100.00	Aa3	2,287,866
2,750	Passaic County Improvement Authority, New Jersey, Revenue Bonds, Paterson Parking Deck Facility, Series 2005, 5.000%, 4/15/35 – AGM Insured	4/17 at 100.00	A2	2,758,223
7,235	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	8,194,289
5,700	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Seventh Series 2013, 4.000%, 1/15/43 (Alternative Minimum Tax)	1/23 at 100.00	AA–	5,777,406
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
19,655	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	4/17 at 100.00	AA–	19,943,533
12,130	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	4/17 at 100.00	AA–	12,325,900
168,340	Total Transportation			182,651,452
	U.S. Guaranteed – 13.4% (9.1% of Total Investments) (5)
25	Essex County Improvement Authority, New Jersey, Project Consolidation Revenue Bonds, Refunding Series 2007, 5.250%, 12/15/22 – AMBAC Insured (ETM)	No Opt. Call	Aa2 (5)	29,994
645	New Jersey Economic Development Authority, Revenue Bonds, Yeshiva Ktana of Passaic, Series 1993, 8.000%, 9/15/18 (ETM)	No Opt. Call	N/R (5)	688,873
	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2007U:
2,625	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	AAA	2,681,753
5,435	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	AAA	5,552,505
1,545	5.000%, 9/01/37 (Pre-refunded 9/01/17) – AMBAC Insured	9/17 at 100.00	A– (5)	1,578,403
2,910	5.000%, 9/01/37 (Pre-refunded 9/01/17)	9/17 at 100.00	A3 (5)	2,973,380
	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Series 2007D:
7,310	5.000%, 7/01/32 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	7,418,773
6,875	5.000%, 7/01/39 (Pre-refunded 7/01/17) – FGIC Insured	7/17 at 100.00	AA– (5)	6,977,300
1,000	New Jersey Educational Facilities Authority, Revenue Bonds, Princeton University, Series 2007E, 5.000%, 7/01/33 (Pre-refunded 7/01/17)	7/17 at 100.00	AAA	1,013,430
15	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 6.000%, 12/01/17 (ETM)	No Opt. Call	N/R (5)	15,551
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
25	6.500%, 12/01/19 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	28,023
100	6.500%, 12/01/20 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	112,090
5	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	5,672

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$30	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	$32,407
4,885	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.000%, 7/01/27 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	5,154,799
6,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Atlanticare Regional Medical Center, Series 2007, 5.000%, 7/01/37 (Pre-refunded 7/01/17)	7/17 at 100.00	N/R (5)	6,938,906
	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013:
555	5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	668,342
275	5.500%, 7/01/43 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	335,261
7,670	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	9,026,746
5,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	Baa3 (5)	5,379,750
3,805	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, St. Clare's Hospital, Series 2004A, 5.250%, 7/01/20 – RAAI Insured (ETM)	4/17 at 100.00	AA (5)	4,297,519
410	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (5)	438,626
1,555	New Jersey Sports and Exposition Authority, Convention Center Luxury Tax Bonds, Series 2004, 5.500%, 3/01/22 – NPFG Insured (ETM)	No Opt. Call	AA– (5)	1,854,073
1,650	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (5)	1,901,163
305	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A, 5.000%, 6/01/27 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	357,600
15,840	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2001A, 0.000%, 8/01/23 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	13,782,542
7,580	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Forty Eighth Series 2007, 5.000%, 8/15/32 (Pre-refunded 8/15/17) – AGM Insured	8/17 at 100.00	AA (5)	7,734,101
84,915	Total U.S. Guaranteed			86,977,582
	Utilities – 4.3% (2.9% of Total Investments)
13,500	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	13,439,790
1,510	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	1,758,516
	New Jersey Economic Development Authority, Energy Facilities Revenue Bonds, UMM Energy Partners, LLC Project, Series 2012A:
1,000	4.750%, 6/15/32 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,021,290
1,225	5.125%, 6/15/43 (Alternative Minimum Tax)	6/22 at 100.00	Baa3	1,258,038
5,100	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010B, 5.600%, 11/01/34 (Alternative Minimum Tax)	5/20 at 100.00	A+	5,569,200
2,040	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc. Project, Refunding Series 2010D, 4.875%, 11/01/29 (Alternative Minimum Tax)	11/20 at 100.00	A+	2,167,806
2,300	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	2,524,664
26,675	Total Utilities			27,739,304

NUVEEN	31

NXJ	Nuveen New Jersey Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.5% (3.7% of Total Investments)
	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, Middlesex Water Company, Series 2012C:
$1,460	5.000%, 10/01/23	No Opt. Call	A+	$1,694,710
15,670	4.250%, 10/01/47 (Alternative Minimum Tax)	10/22 at 100.00	A+	15,901,603
1,650	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Series 2012A, 3.250%, 9/01/31	9/21 at 100.00	AAA	1,675,658
6,270	New Jersey Environmental Infrastructure Trust, Environmental Infrastructure Bonds, Tender Option Bond Trust 2016-XF0395, 6.797%, 9/01/21 (IF) (4)	No Opt. Call	AAA	7,678,117
	North Hudson Sewerage Authority, New Jersey, Gross Revenue Senior Lien Lease Certificates, Series 2012A:
3,515	5.000%, 6/01/27	6/22 at 100.00	A	3,897,959
4,000	5.000%, 6/01/42 – NPFG Insured	6/22 at 100.00	A	4,345,720
300	Wanaque Valley Regional Sewer Authority, Passaic County, New Jersey, Sewer Revenue Refunding Bonds, Series 1993B, 5.750%, 9/01/18 – AMBAC Insured	No Opt. Call	N/R	307,518
32,865	Total Water and Sewer			35,501,285
$953,900	Total Investments (cost $908,765,974) – 147.0%			951,709,790
	Variable Rate Demand Preferred Shares, net of deferred operating costs – (48.2)% (6)			(312,319,496)
	Other Assets Less Liabilities – 1.2% (7)			8,235,480
	Net Assets Applicable to Common Shares – 100%			$647,625,774
Investments in Derivatives as of February 28, 2017
Interest Rate Swaps

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (8)	Date	(Depreciation)
JPMorgan Chase Bank, N.A.	$25,750,000	Receive	USD-BMA	1.130%	Quarterly	10/30/17	10/30/26	$1,720,413

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate Demand Preferred Shares, net of deferred operating costs as a percentage of Total Investments is 32.8%.
(7)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
USD-BMA	United State Dollar-Bond Market Association

See accompanying notes to financial statements.

32	NUVEEN

NJV
Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 102.8% (98.0% of Total Investments)
	MUNICIPAL BONDS – 102.8% (98.0% of Total Investments)
	Consumer Staples – 4.3% (4.1% of Total Investments)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$205	4.750%, 6/01/34	6/17 at 100.00	BB–	$196,452
870	5.000%, 6/01/41	6/17 at 100.00	B	842,726
1,075	Total Consumer Staples			1,039,178
	Education and Civic Organizations – 17.4% (16.6% of Total Investments)
110	Camden County Improvement Authority, New Jersey, Lease Revenue Bonds, Rowan University School of Osteopathic Medicine Project, Refunding Series 2013A, 5.000%, 12/01/32	12/23 at 100.00	A	122,792
115	New Jersey Economic Development Authority, Revenue Bonds, The Seeing Eye Inc., Refunding Series 2015, 5.000%, 3/01/25	No Opt. Call	A	135,418
45	New Jersey Economic Development Authority, Rutgers University General Obligation Lease Revenue Bonds, Tender Option Bond 2016-XF2357, Formerly Tender Option Bond Trust 3359, 16.413%, 6/15/46 (IF) (4)	6/23 at 100.00	AA–	64,964
185	New Jersey Educational Facilities Authority, Revenue Bonds, College of New Jersey, Refunding Series 2016F, 3.000%, 7/01/40	7/26 at 100.00	AA–	156,242
910	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2009A, 5.500%, 9/01/36	9/19 at 100.00	A2	988,233
100	New Jersey Educational Facilities Authority, Revenue Bonds, Kean University, Refunding Series 2015H, 4.000%, 7/01/39 – AGM Insured	7/25 at 100.00	AA	99,996
155	New Jersey Educational Facilities Authority, Revenue Bonds, New Jersey City University, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	AA	168,299
	New Jersey Educational Facilities Authority, Revenue Bonds, Rider University, Series 2012A:
90	5.000%, 7/01/32	7/21 at 100.00	Baa2	95,613
30	5.000%, 7/01/37	7/21 at 100.00	Baa2	31,500
75	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2013D, 5.000%, 7/01/38	7/23 at 100.00	A–	82,781
	New Jersey Educational Facilities Authority, Revenue Bonds, Seton Hall University, Series 2016C:
335	3.000%, 7/01/41	7/26 at 100.00	A–	284,388
50	3.000%, 7/01/46	7/26 at 100.00	A–	41,255
100	New Jersey Educational Facilities Authority, Revenue Bonds, Stockton University Issue, Refunding Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	A	107,001
25	New Jersey Educational Facilities Authority, Revenue Bonds, The College of Saint Elizabeth, Series 2016D, 5.000%, 7/01/46	7/26 at 100.00	BB	24,333
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2009A, 5.625%, 6/01/30	6/19 at 100.00	AA	1,074,020
30	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-2, 5.000%, 12/01/30	12/20 at 100.00	Aa3	31,746
100	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2012-1B, 5.750%, 12/01/39 (Alternative Minimum Tax)	12/22 at 100.00	A	107,188
195	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2015-1A, 4.000%, 12/01/30 (Alternative Minimum Tax)	12/24 at 100.00	AA	197,492
90	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2015-XF0151, 9.947%, 12/01/23 (Alternative Minimum Tax) (IF) (4)	12/22 at 100.00	AA	91,694
200	New Jersey Institute of Technology, New Jersey, General Obligation Bonds, Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	A1	218,656

NUVEEN	33

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$60	Rutgers State University, New Jersey, Revenue Bonds, Tender Option Bond 2016-XF2356, Formerly Tender Option Bond Trust 3339, 16.532%, 5/01/43 (IF) (4)	5/23 at 100.00	AA–	$88,042
4,000	Total Education and Civic Organizations			4,211,653
	Health Care – 16.9% (16.1% of Total Investments)
105	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Refunding Series 2014A, 5.000%, 2/15/25	2/24 at 100.00	BBB+	116,558
115	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	127,642
2,000	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Series 2009A, 5.500%, 7/01/38 – AGC Insured (UB) (4)	7/19 at 100.00	AA	2,158,820
85	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	A–	93,797
70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, AHS Hospital Corporation, Refunding Series 2016, 4.000%, 7/01/41	1/27 at 100.00	AA–	70,451
215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Barnabas Health, Refunding Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	A+	233,679
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hunterdon Medical Center, Refunding Series 2014A, 4.000%, 7/01/45	7/24 at 100.00	A+	98,000
20	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health System Obligated Group, Refunding Series 2011, 5.000%, 7/01/21	No Opt. Call	A+	22,769
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Meridian Health, Series 2007:
100	5.000%, 7/01/38 – AGC Insured	7/18 at 100.00	AA	103,625
65	5.000%, 7/01/38	7/18 at 100.00	AA	67,514
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Princeton HealthCare System, Series 2016A:
25	5.000%, 7/01/32	7/26 at 100.00	Baa2	28,177
40	5.000%, 7/01/33	7/26 at 100.00	Baa2	44,710
130	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital Issue, Series 2014A, 5.000%, 7/01/39	7/24 at 100.00	A+	142,082
110	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	124,009
325	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Refunding Series 2016, 4.000%, 7/01/48	7/26 at 100.00	BBB–	295,162
100	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Luke's Warren Hospital Obligated Group, Series 2013, 4.000%, 8/15/37	8/23 at 100.00	A–	98,896
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A:
125	4.125%, 7/01/38 – AGM Insured	7/25 at 100.00	AA	126,936
110	5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	117,973
3,840	Total Health Care			4,070,800
	Housing/Multifamily – 8.2% (7.8% of Total Investments)
100	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2015A, 5.000%, 1/01/48	1/25 at 100.00	BBB–	103,913
55	New Jersey Economic Development Authority, Revenue Bonds, Provident Group – Rowan Properties LLC – Rowan University Student Housing Project, Series 2017A, 5.000%, 7/01/47	1/27 at 100.00	BBB–	57,567
155	New Jersey Economic Development Authority, Revenue Bonds, West Campus Housing LLC – New Jersey City University Student Housing Project, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	159,191

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A:
$100	5.750%, 6/01/31	6/20 at 100.00	Baa3	$108,471
50	5.875%, 6/01/42	6/20 at 100.00	Baa3	54,048
1,000	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2009A, 4.950%, 5/01/41	11/19 at 100.00	AA–	1,033,830
60	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015A, 4.000%, 11/01/45	11/24 at 100.00	AA–	60,155
130	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2015B, 1.000%, 11/01/17	No Opt. Call	AA–	130,039
270	New Jersey Housing and Mortgage Finance Agency, Multifamily Revenue Bonds, Series 2016B, 3.600%, 11/01/40	11/25 at 100.00	AA–	260,380
1,920	Total Housing/Multifamily			1,967,594
	Housing/Single Family – 0.5% (0.5% of Total Investments)
115	New Jersey Housing & Mortgage Finance Agency, Single Family Home Mortgage Revenue Bonds, Series 2011A, 4.500%, 10/01/29	4/21 at 100.00	Aa2	117,376
	Long-Term Care – 1.9% (1.8% of Total Investments)
260	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	265,806
15	New Jersey Economic Development Authority, Fixed Rate Revenue Bonds, Lions Gate Project, Series 2014, 5.250%, 1/01/44	1/24 at 100.00	N/R	15,398
140	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2013, 5.000%, 7/01/34	7/23 at 100.00	BBB–	146,251
40	New Jersey Economic Development Authority, Revenue Bonds, United Methodist Homes of New Jersey Obligated Group Issue, Refunding Series 2014A, 5.000%, 7/01/29	7/24 at 100.00	BBB–	42,876
455	Total Long-Term Care			470,331
	Tax Obligation/General – 7.3% (7.0% of Total Investments)
	Medford Township Board of Education, Burlington County, New Jersey, General Obligation Bonds, Refunding Series 2015:
20	5.000%, 3/01/22	No Opt. Call	Aa2	22,937
20	5.000%, 3/01/24	No Opt. Call	Aa2	23,325
70	Monmouth County Improvement Authority, New Jersey, Governmental Pooled Loan Revenue Bonds, Refunding Series 2016B, 4.000%, 8/01/24	No Opt. Call	AAA	79,438
200	Monroe Township Board of Education of Gloucester County, New Jersey, General Obligation Bond, Refunding Series 2014, 3.000%, 3/01/17	No Opt. Call	AA–	200,040
110	Monroe Township Board of Education, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2015, 5.000%, 3/01/38	3/25 at 100.00	AA–	123,395
20	Montclair Township, Essex County, New Jersey, General Obligation Bonds, Refunding Parking Utility Series 2014A, 5.000%, 1/01/37	1/24 at 100.00	AAA	22,404
	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016A:
310	5.000%, 9/01/29 – BAM Insured	9/26 at 100.00	AA	361,051
130	5.000%, 9/01/39 – BAM Insured	9/26 at 100.00	AA	146,778
195	New Brunswick Parking Authority, Middlesex County, New Jersey, Guaranteed Parking Revenue Bonds, Refunding Series 2016B, 3.000%, 9/01/39 – AGM Insured	9/26 at 100.00	AA	169,714
105	Ridgewood Township Board of Education, Bergen County, New Jersey, General Obligation Bonds, Refunding Series 2016A, 3.000%, 3/15/35	3/27 at 100.00	AA+	97,246
25	South Brunswick Township, Middlesex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 3.000%, 9/01/17	No Opt. Call	AA	25,282
110	Sussex County, New Jersey, General Obligation Bonds, Refunding Series 2014, 4.000%, 2/15/22	No Opt. Call	AA+	122,126

NUVEEN	35

NJV	Nuveen New Jersey Municipal Value Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$150	Union County Utilities Authority, New Jersey, Resource Recovery Facility Lease Revenue Bonds, Covantan Union Inc. Lessee, Refunding Series 2011B, 5.250%, 12/01/31 (Alternative Minimum Tax)	12/21 at 100.00	AA+	$161,474
170	Union County Utilities Authority, New Jersey, Solid Waste System County Deficiency Revenue Bonds, Series 2011A, 5.000%, 6/15/41	6/21 at 100.00	Aaa	184,319
25	Washington Borough, Warren County, New Jersey, General Obligation Bonds, Series 2008, 4.500%, 3/01/17 – AGM Insured	No Opt. Call	A2	25,008
1,660	Total Tax Obligation/General			1,764,537
	Tax Obligation/Limited – 20.0% (19.0% of Total Investments)
270	Garden State Preservation Trust, New Jersey, Open Space and Farmland Preservation Bonds, Series 2005A, 5.750%, 11/01/28 – AGM Insured	No Opt. Call	AA	330,215
175	Hudson County Improvement Authority, New Jersey, County Secured Lease Revenue Bonds, Hudson County Vocational Technical Schools Project, Series 2016, 5.250%, 5/01/51	5/26 at 100.00	AA	199,731
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
250	5.000%, 6/15/25	6/22 at 100.00	BBB+	267,038
400	5.000%, 6/15/28	6/22 at 100.00	BBB+	423,276
545	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A3	548,771
2,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2009A, 5.750%, 10/01/31	10/19 at 100.00	A3	2,141,356
2,270	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009A, 0.000%, 12/15/39	No Opt. Call	A3	669,991
110	Union County Improvement Authority, New Jersey, General Obligation Lease Bonds, Juvenile Detention Center Facility Project, Tender Option Bond Trust 2015-XF1019, 21.689%, 5/01/30 (IF) (4)	No Opt. Call	Aaa	241,412
6,020	Total Tax Obligation/Limited			4,821,790
	Transportation – 14.0% (13.3% of Total Investments)
250	Casino Reinvestment Development Authority, New Jersey, Parking Revenue Bonds, Series 2005A, 5.250%, 6/01/20 – NPFG Insured	4/17 at 100.00	AA–	254,743
	Delaware River and Bay Authority, Delaware and New Jersey, Revenue Bonds, Series 2014A:
150	4.125%, 1/01/39	1/24 at 100.00	A1	154,182
200	5.000%, 1/01/44	1/24 at 100.00	A1	219,506
550	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/47 (WI/DD, Settling 3/01/17)	7/27 at 100.00	A1	618,277
300	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012, 5.000%, 1/01/27	1/23 at 100.00	A–	328,803
190	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.625%, 1/01/52 (Alternative Minimum Tax)	1/24 at 100.00	BBB	210,045
80	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	BB–	87,185
295	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2015E, 5.000%, 1/01/45	1/25 at 100.00	A+	328,311
765	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	812,009
315	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/43	12/23 at 100.00	AA–	356,766
3,095	Total Transportation			3,369,827
	U.S. Guaranteed – 8.7% (8.3% of Total Investments) (5)
630	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (5)	707,314
5	New Jersey Health Care Facilities Finance Authority, Revenue Bonds, AHS Hospital Corporation, Series 2008A, 5.125%, 7/01/22 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	5,285
20	New Jersey Health Care Facilities Financing Authority, Revenue and Refunding Bonds, Palisades Medical Center Obligated Group Issue, Series 2013, 5.250%, 7/01/31 (Pre-refunded 7/01/23)	7/23 at 100.00	N/R (5)	24,084

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/37 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	$82,382
515	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph's Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18 (ETM)	No Opt. Call	Baa3 (5)	535,399
155	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (5)	165,822
500	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 6.750%, 12/01/38 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	A3 (5)	576,110
1,895	Total U.S. Guaranteed			2,096,396
	Utilities – 3.6% (3.5% of Total Investments)
470	Essex County Improvement Authority, New Jersey, Solid Waste Disposal Revenue Bonds, Covanta Project, Series 2015, 5.250%, 7/01/45 (Alternative Minimum Tax)	7/20 at 100.00	Ba2	467,904
300	Industrial Pollution Control Financing Authority of Cape May County (New Jersey), Pollution Control Revenue Refunding Bonds, 1991 Series A (Atlantic City Electric Company Project), 6.800%, 3/01/21 – NPFG Insured	No Opt. Call	AA–	349,374
60	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	65,861
830	Total Utilities			883,139
$24,905	Total Long-Term Investments (cost $23,403,712)			24,812,621

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS 2.1% (2.0% of Total Investments)
	MUNICIPAL BONDS 2.1% (2.0% of Total Investments)
	Housing/Single Family – 2.1% (2.0% of Total Investments)
$500	New Jersey Housing and Mortgage Finance Agency, Single Family Housing Revenue Bonds, Variable Rate Demand Obligation, Series 2005O, 0.710%, 10/01/26 (6)	5/17 at 100.00	VMIG-1	$500,000
$500	Total Short-Term Investments (cost $500,000)			500,000
	Total Investments (cost $23,903,712) – 104.9%			25,312,621
	Floating Rate Obligations – (6.2)%			(1,500,000)
	Other Assets Less Liabilities – 1.3%			326,112
	Net Assets Applicable to Common Shares – 100%			$24,138,733

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
Investment has maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NUVEEN	37

NQP
Nuveen Pennsylvania Quality Municipal Income Fund
(formerly known as Nuveen Pennsylvania Investment Quality Municipal Fund)
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.4% (100.0% of Total Investments)
	Consumer Staples – 0.4% (0.3% of Total Investments)
$2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$2,432,300
	Education and Civic Organizations – 19.3% (12.2% of Total Investments)
1,420	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 6.000%, 5/01/28	No Opt. Call	Baa3	1,582,874
5,035	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carnegie Mellon University, Series 2013, 5.000%, 3/01/28	3/23 at 100.00	AA–	5,775,598
2,865	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Duquesne University, Series 2013A, 3.500%, 3/01/34	3/23 at 100.00	A	2,729,543
	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016:
735	3.000%, 10/15/30	10/26 at 100.00	Baa3	645,551
1,000	5.000%, 10/15/38	10/26 at 100.00	Baa3	1,039,560
3,215	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB–	3,319,455
1,440	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,471,954
2,200	Crawford County Industrial Development Authority, Pennslyvania, College Revenue Bonds, Allegheny College, Series 2016, 3.000%, 5/01/34	5/26 at 100.00	A–	1,897,940
1,020	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	1,055,884
750	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern University, Series 2006, 4.500%, 10/01/27 – RAAI Insured	4/17 at 100.00	AA	750,795
4,595	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	4,444,789
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
590	3.250%, 5/01/36	5/26 at 100.00	BBB+	502,680
1,815	3.500%, 5/01/41	5/26 at 100.00	BBB+	1,562,697
	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 1999B:
760	0.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R	756,344
815	0.000%, 11/01/19 – AMBAC Insured	No Opt. Call	N/R	787,054
5,235	Lycoming County Authority, Pennsylvania, Revenue Bonds, Pennsylvania College of Technology, Series 2012, 5.000%, 5/01/32	5/22 at 100.00	A	5,693,900
2,155	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010, 5.625%, 4/01/40	4/20 at 100.00	BBB	2,260,272
1,465	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	1,590,067
10,750	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa3	11,220,633
2,405	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 5.000%, 11/01/35	11/21 at 100.00	A	2,596,967
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Bryn Mawr College, Refunding Series 2014:
2,545	5.000%, 12/01/38	12/24 at 100.00	AA	2,874,196
2,080	5.000%, 12/01/44	12/24 at 100.00	AA	2,341,414

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2011A, 5.250%, 5/01/41	5/21 at 100.00	A	$1,670,100
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2012-KK1, 5.375%, 5/01/42	5/22 at 100.00	BBB	1,055,720
320	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2012, 4.000%, 5/01/32	11/22 at 100.00	BBB	321,763
1,195	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	1,277,575
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2012, 5.000%, 4/01/42	4/22 at 100.00	Aa3	2,195,440
7,125	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.250%, 9/01/50	3/25 at 100.00	A+	7,858,448
760	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	833,408
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
1,030	4.000%, 11/01/39	11/22 at 100.00	A3	1,042,484
4,300	5.000%, 11/01/42	11/22 at 100.00	A3	4,726,689
1,310	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2015A, 5.000%, 11/01/36	11/25 at 100.00	A3	1,438,380
1,590	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A–	1,752,212
3,005	Pennsylvania State University, Revenue Bonds, Series 2010, 5.000%, 3/01/35	3/20 at 100.00	Aa1	3,292,188
554	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36 (4)	4/17 at 100.00	N/R	6
4,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB	4,739,715
500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006, 6.250%, 5/01/33	4/17 at 100.00	N/R	500,145
2,320	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2016, 5.000%, 11/01/37	5/26 at 100.00	A–	2,531,955
5,250	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 5.000%, 6/01/46	6/26 at 100.00	N/R	5,039,318
5,000	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Northampton County Area Community College, Series 2011, 5.500%, 3/01/31	3/21 at 100.00	A1	5,610,400
95	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Westmoreland County Community College, Series 2016A, 3.000%, 10/15/35 – AGM Insured	10/25 at 100.00	AA	83,800
1,100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	1,203,906
	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2015A:
1,890	5.000%, 11/01/32	11/25 at 100.00	A–	2,112,434
740	5.000%, 11/01/33	11/25 at 100.00	A–	822,984
740	4.000%, 11/01/35	11/25 at 100.00	A–	753,564
102,714	Total Education and Civic Organizations			107,762,801
	Health Care – 32.8% (20.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A:
2,025	5.000%, 4/01/25	4/17 at 100.00	B2	2,020,241
4,160	5.125%, 4/01/35	4/17 at 100.00	B2	3,854,323

NUVEEN	39

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Beaver County Hospital Authority, Pennsylvania, Revenue Bonds, Heritage Valley Health System, Inc., Series 2012:
$4,010	5.000%, 5/15/26	5/21 at 100.00	A+	$4,423,752
1,910	5.000%, 5/15/27	5/21 at 100.00	A+	2,096,569
2,000	5.000%, 5/15/28	5/21 at 100.00	A+	2,190,240
3,300	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 4.500%, 11/01/41	5/22 at 100.00	A+	3,405,864
4,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.375%, 12/01/41	12/21 at 100.00	AA–	4,418,160
	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A:
705	5.000%, 11/15/41	11/25 at 100.00	A	774,901
2,985	5.000%, 11/15/46	11/25 at 100.00	A	3,257,680
1,595	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,712,743
	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A:
1,275	5.000%, 6/01/34	6/26 at 100.00	A+	1,429,352
360	5.000%, 6/01/35	6/26 at 100.00	A+	400,565
3,400	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	3,668,260
1,500	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	BBB	1,611,900
2,275	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BBB	2,403,492
3,000	Erie County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Saint Vincent Health Center Project, Series 2010A, 7.000%, 7/01/27	7/20 at 100.00	Ba2	3,084,540
850	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	AA	864,051
6,840	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	7/20 at 100.00	A+	7,420,648
4,555	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2014A, 5.000%, 6/01/41	6/24 at 100.00	AA	5,004,670
1,370	Indiana County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Indiana Regional Medical Center, Series 2014A, 6.000%, 6/01/39	6/23 at 100.00	Ba1	1,492,026
3,385	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0064, 12.463%, 7/01/42 (IF)	1/22 at 100.00	N/R	5,012,136
4,200	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	4,650,240
3,000	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	3,329,190
3,450	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Refunding Series 2016A, 4.000%, 7/01/35	7/26 at 100.00	A+	3,457,866
2,565	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2012B, 4.000%, 7/01/43	7/22 at 100.00	A+	2,523,806
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
1,265	3.000%, 11/01/36	5/26 at 100.00	A	1,092,226
2,900	4.000%, 11/01/41	5/26 at 100.00	A	2,915,370
5,240	4.000%, 11/01/46	5/26 at 100.00	A	5,221,712
4,600	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2012, 4.000%, 11/01/32	11/22 at 100.00	A	4,726,822

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A:
$6,000	5.500%, 7/01/28	7/19 at 100.00	AA–	$6,477,900
2,840	5.750%, 7/01/39	7/19 at 100.00	AA–	3,099,462
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2012A:
365	4.000%, 1/01/25	1/22 at 100.00	A–	382,330
3,000	5.000%, 1/01/41	1/22 at 100.00	A–	3,154,980
	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2016:
1,020	3.375%, 7/01/32	7/26 at 100.00	A–	977,956
2,650	5.000%, 7/01/41	7/26 at 100.00	A–	2,839,793
3,730	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2012A, 5.000%, 6/01/31	6/22 at 100.00	A+	4,084,537
925	Montgomery County Industrial Development Authority, Pennsylvania, Health Facilities Revenue Bonds, Jefferson Health System, Series 2012A, 5.000%, 10/01/41	4/22 at 100.00	AA	995,874
7,500	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	7,925,400
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, University of Pittsburgh Medical Center, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa3	4,345,520
3,100	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	AA–	3,363,097
16,385	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System,Refunding Series 2016C, 4.000%, 8/15/41 (UB) (5)	8/26 at 100.00	AA–	16,604,231
2,440	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children's Hospital of Philadelphia, Tender Option Bond Trust 2015-XF0114, 12.455%, 7/01/41 (IF)	7/21 at 100.00	AA	3,124,274
4,650	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	4,974,384
	Pocono Mountains Industrial Park Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's Hospital – Monroe Project, Series 2015A:
3,000	5.000%, 8/15/40	2/25 at 100.00	A–	3,211,290
1,590	4.000%, 8/15/45	2/25 at 100.00	A–	1,579,283
3,000	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	3,252,090
605	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	AA–	651,615
3,000	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Refunding Series 2014A, 5.000%, 6/01/44	6/24 at 100.00	Aa3	3,280,050
	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011:
3,130	6.875%, 8/01/31	8/21 at 100.00	A–	3,596,808
2,500	7.000%, 8/01/41	8/21 at 100.00	A–	2,849,125
3,470	Washington County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Washington Hospital Project, Series 2013A, 5.000%, 7/01/28	7/23 at 100.00	A–	3,790,385
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011:
325	6.250%, 1/01/31	1/21 at 100.00	AA	370,516
4,555	6.500%, 1/01/36	1/21 at 100.00	AA	5,198,485
	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B:
1,635	5.625%, 1/01/32	1/22 at 100.00	AA	1,856,984
1,970	5.750%, 1/01/41	1/22 at 100.00	AA	2,229,429

NUVEEN	41

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$575	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	$613,554
170,680	Total Health Care			183,292,697
	Housing/Multifamily – 1.4% (0.9% of Total Investments)
160	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	165,414
1,235	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB–	1,278,484
1,900	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	1,967,355
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A:
1,000	5.000%, 7/01/27	7/22 at 100.00	BBB+	1,102,160
750	5.000%, 7/01/32	7/22 at 100.00	BBB+	814,238
420	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Shippensburg University Student Services, Inc. Student Housing Project at Shippensburg University of Pennsylvania, Series 2012, 5.000%, 10/01/44	10/22 at 100.00	BBB–	434,738
270	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/31	7/26 at 100.00	Baa3	289,597
1,736	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	4/17 at 101.00	Baa3	1,743,309
7,471	Total Housing/Multifamily			7,795,295
	Housing/Single Family – 13.5% (8.5% of Total Investments)
1,355	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	4/17 at 100.00	AA+	1,356,856
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
4,750	3.300%, 10/01/32	10/21 at 100.00	AA+	4,737,270
2,275	3.650%, 10/01/37	10/21 at 100.00	AA+	2,283,554
2,160	3.700%, 10/01/42	10/21 at 100.00	AA+	2,242,620
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B:
2,330	3.950%, 10/01/40	10/24 at 100.00	AA+	2,336,011
3,220	4.000%, 4/01/45	10/24 at 100.00	AA+	3,209,116
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-117B:
3,290	3.900%, 10/01/35	10/24 at 100.00	AA+	3,307,536
2,465	4.050%, 10/01/40	10/24 at 100.00	AA+	2,479,346
4,225	4.150%, 10/01/45	10/24 at 100.00	AA+	4,260,490
7,175	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	7,263,611
2,045	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	1,982,750
7,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	6,428,870
2,450	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	AA+	2,220,043
20,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41 (UB)	10/25 at 100.00	AA+	18,122,800
1,050	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 12.583%, 10/01/33 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	1,226,411
2,455	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax) (UB)	4/17 at 100.00	AA+	2,458,363

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2017-122:
$2,000	3.650%, 10/01/32 (UB) (5)	4/26 at 100.00	AA+	$2,020,660
6,725	3.900%, 10/01/36 (UB) (5)	4/26 at 100.00	AA+	6,760,643
600	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 9.393%, 10/01/38 (IF) (5)	10/22 at 100.00	AA+	626,100
77,570	Total Housing/Single Family			75,323,050
	Industrials – 1.0% (0.6% of Total Investments)
	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Amtrak Project, Series 2012A:
2,495	5.000%, 11/01/23 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,781,501
545	5.000%, 11/01/27 (Alternative Minimum Tax)	11/22 at 100.00	A1	592,317
2,000	5.000%, 11/01/41 (Alternative Minimum Tax)	11/22 at 100.00	A1	2,113,020
5,040	Total Industrials			5,486,838
	Long-Term Care – 5.2% (3.3% of Total Investments)
	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
470	5.750%, 1/01/27	4/17 at 100.00	N/R	470,381
760	5.750%, 1/01/37	4/17 at 100.00	N/R	760,327
230	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Simpson Senior Services Project, Series 2015A, 5.000%, 12/01/35	12/25 at 100.00	N/R	227,500
	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2016:
985	5.000%, 1/01/28	1/26 at 100.00	N/R	1,102,836
1,070	5.000%, 1/01/29	1/26 at 100.00	N/R	1,186,801
735	5.000%, 1/01/30	1/26 at 100.00	N/R	808,787
300	3.250%, 1/01/36	1/26 at 100.00	N/R	268,938
2,015	3.250%, 1/01/39	1/26 at 100.00	N/R	1,740,396
500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39	1/19 at 100.00	BBB+	543,525
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
4,380	4.000%, 1/01/33	1/25 at 100.00	BBB+	4,391,519
5,740	5.000%, 1/01/38	1/25 at 100.00	BBB+	6,075,273
2,030	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc. Project, Series 2010, 5.000%, 6/01/21	6/17 at 100.00	BBB	2,045,266
640	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	701,037
530	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Saint Anne's Retirement Community, Inc., Series 2012, 5.000%, 4/01/33	4/22 at 100.00	BB+	536,864
370	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	372,483
1,250	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Landis Homes Retirement Community Project, Refunding Series 2015A, 5.000%, 7/01/45	7/25 at 100.00	N/R	1,314,300
	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013:
1,000	5.375%, 5/01/28	5/23 at 100.00	BBB	1,084,770
1,665	5.750%, 5/01/35	5/23 at 100.00	BBB	1,804,927
1,500	Langhorne Manor Boro Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Woods Services Project, Series 2013, 4.000%, 11/15/38	11/18 at 100.00	A–	1,502,145
2,150	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Refunding Series 2012, 5.000%, 11/15/26	5/22 at 100.00	A–	2,366,935
28,320	Total Long-Term Care			29,305,010

NUVEEN	43

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Materials – 1.2% (0.8% of Total Investments)
$6,455	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$6,841,655
	Tax Obligation/General – 28.6% (18.0% of Total Investments)
1,700	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	1,912,704
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72:
2,780	5.250%, 12/01/32	12/23 at 100.00	AA–	3,200,308
2,000	5.250%, 12/01/33	12/23 at 100.00	AA–	2,293,080
	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014C-74:
1,750	5.000%, 12/01/32	12/24 at 100.00	AA–	1,964,813
1,285	5.000%, 12/01/34	12/24 at 100.00	AA–	1,435,255
5,100	Allegheny County, Pennsylvania, General Obligation Bonds, Series C69-C70 of 2012, 5.000%, 12/01/37	12/22 at 100.00	AA–	5,737,857
	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
1,500	4.000%, 8/01/31	8/26 at 100.00	Aa2	1,594,425
1,500	4.000%, 8/01/32	8/26 at 100.00	Aa2	1,583,175
1,255	4.000%, 8/01/33	8/26 at 100.00	Aa2	1,319,407
1,950	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	2,158,026
3,000	Bristol Township School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2013, 5.250%, 6/01/43	6/23 at 100.00	A2	3,319,260
	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D:
3,000	5.000%, 12/15/37	12/24 at 100.00	AA	3,350,130
1,075	5.000%, 12/15/38 – BAM Insured	12/24 at 100.00	AA	1,199,689
1,100	5.000%, 12/15/39	12/24 at 100.00	AA	1,227,589
	Centre County, Pennsylvania, General Obligation Bonds, Series 2012B:
310	4.000%, 7/01/24	7/20 at 100.00	AA	329,164
1,430	4.000%, 7/01/25	7/20 at 100.00	AA	1,509,866
915	4.000%, 7/01/26	7/20 at 100.00	AA	961,875
650	Cranberry Township, Pennsylvania, General Obligation Bonds, Refunding Series 2015, 3.250%, 10/01/32	10/25 at 100.00	Aa1	651,924
10,000	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	10,172,600
7,450	Erie City School District, Erie County, Pennsylvania, General Obligation Bonds, Series 2000, 0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	N/R	4,157,473
6,680	Gateway School District, Allegheny County, Pennsylvania, General Obligation Bonds, Refunding Series 2012, 4.000%, 10/15/32	10/22 at 100.00	Aa3	6,925,223
6,225	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	6,845,508
2,000	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA	2,081,000
	North Allegheny School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2015:
5,000	5.000%, 5/01/31	5/25 at 100.00	AA	5,712,200
4,000	5.000%, 5/01/32	5/25 at 100.00	AA	4,544,960
2,875	5.000%, 5/01/33	5/25 at 100.00	AA	3,251,165
	Pennsbury School District, Bucks County, Pennsylvania, General Obligation Bonds, Series 2016A:
2,375	5.000%, 10/01/31	4/25 at 100.00	Aa2	2,712,131
3,115	5.000%, 10/01/32	4/25 at 100.00	Aa2	3,537,986
1,000	5.000%, 10/01/33	4/25 at 100.00	Aa2	1,130,440
2,660	5.000%, 10/01/34	4/25 at 100.00	Aa2	2,994,841
2,045	5.000%, 10/01/35	4/25 at 100.00	Aa2	2,294,695
1,410	5.000%, 10/01/36	4/25 at 100.00	Aa2	1,577,903

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$2,620	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/30 – AGM Insured	1/24 at 100.00	AA	$3,034,589
3,925	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AA–	4,350,823
745	PIttsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	848,227
	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B:
2,590	5.000%, 9/01/25	9/22 at 100.00	AA–	2,948,870
6,790	5.000%, 9/01/26	9/22 at 100.00	AA–	7,702,033
	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Refunding Series 2016:
375	3.125%, 9/01/32 – AGM Insured	9/25 at 100.00	AA	364,414
2,035	3.300%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	1,949,550
2,930	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Series 2016A, 2.625%, 9/01/28 – AGM Insured	9/26 at 100.00	AA	2,753,966
2,485	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	2,448,123
1,000	Radnor Township, Pennsylvania, General Obligation Bonds, Series 2012, 4.000%, 11/01/37	11/22 at 100.00	Aa1	1,033,300
11,440	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2003B, 0.000%, 1/15/32 – FGIC Insured	No Opt. Call	AA–	6,340,963
	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016:
280	5.000%, 11/15/26	5/24 at 100.00	BB	289,867
2,925	5.000%, 11/15/32	5/24 at 100.00	BB	2,984,231
1,150	South Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014, 3.375%, 8/01/32 – BAM Insured	2/20 at 100.00	AA	1,155,716
1,890	State College Area School District, Centre County, Pennsylvania, General Obligation Bonds, Refunding Series 2015B, 5.000%, 5/15/23	No Opt. Call	Aa1	2,236,040
21,000	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Philadelphia School District Project, Series 2003, 5.500%, 6/01/28 – AGM Insured (UB) (5)	No Opt. Call	AA	24,918,600
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
285	5.000%, 11/15/21	No Opt. Call	BB	292,886
170	5.000%, 11/15/28	5/24 at 100.00	BB	173,579
153,770	Total Tax Obligation/General			159,512,449
	Tax Obligation/Limited – 9.4% (5.9% of Total Investments)
1,675	Allegheny County Redevelopment Authority, Pennsylvania, TIF Revenue Bonds, Pittsburg Mills Project, Series 2004, 5.600%, 7/01/23	4/17 at 100.00	N/R	1,618,134
1,475	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	1,540,092
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,670	5.250%, 1/01/36	1/22 at 100.00	A	1,743,029
655	5.125%, 1/01/42	1/22 at 100.00	A	677,630
1,746	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	1,778,964
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
1,440	5.500%, 12/01/34	12/20 at 100.00	AA–	1,609,531
3,915	5.000%, 12/01/38	12/19 at 100.00	AA–	4,227,965
3,180	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2012A, 5.000%, 12/01/31	12/21 at 100.00	AA–	3,510,402
7,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2013B-1, 5.250%, 12/01/43	12/23 at 100.00	AA–	7,824,950

NUVEEN	45

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A:
$2,650	0.000%, 12/01/37 (6)	No Opt. Call	AA–	$2,287,215
4,000	0.000%, 12/01/44 (6)	No Opt. Call	AA–	3,443,000
4,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	4,339,160
2,200	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA	2,327,908
5,530	Philadelphia Authority For Industrial Development, Pennsylvania, Revenue Bonds, Cultural and Commercial Corridors Program, Refunding Series 2016A, 5.000%, 12/01/30	12/25 at 100.00	A+	6,213,619
3,820	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2012, 5.000%, 2/01/26 – AGC Insured	8/22 at 100.00	AA	4,253,035
4,225	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	CC	4,469,459
440	Washington County Redevelopment Authority, Pennsylvania, Tanger Outlet Victory Center Tax Increment Bonds, Series 2006A, 5.450%, 7/01/35	7/17 at 100.00	N/R	440,048
49,621	Total Tax Obligation/Limited			52,304,141
	Transportation – 9.4% (5.9% of Total Investments)
3,280	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	3,566,574
	Delaware River Port Authority, Pennsylvania and New Jersey, Revenue Refunding Bonds, Port District Project, Series 2012:
1,270	5.000%, 1/01/22	No Opt. Call	A–	1,385,722
2,425	5.000%, 1/01/23	No Opt. Call	A–	2,678,243
2,310	5.000%, 1/01/24	1/23 at 100.00	A–	2,562,714
610	5.000%, 1/01/25	1/23 at 100.00	A–	671,982
3,990	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	4,403,723
12,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38 (6)	12/27 at 100.00	A–	14,646,200
820	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	891,479
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2014C, 5.000%, 12/01/44	12/24 at 100.00	A1	3,279,810
10,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	11,011,598
2,475	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	2,671,466
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	2,483,520
1,865	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.250%, 6/15/28	6/20 at 100.00	A	2,062,504
46,145	Total Transportation			52,315,535
	U.S. Guaranteed – 19.1% (12.1% of Total Investments) (7)
2,240	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (7)	2,604,784
6,025	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	Aa2 (7)	6,593,037
4,100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2011, 7.000%, 11/15/46 (Pre-refunded 11/15/21)	11/21 at 100.00	A (7)	5,124,590
4,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.375%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (7)	4,940,190

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2007-GG3:
$1,855	5.000%, 5/01/32 (Pre-refunded 5/01/17) – RAAI Insured	5/17 at 100.00	AA (7)	$1,869,228
500	5.000%, 5/01/35 (Pre-refunded 5/01/17) – RAAI Insured	5/17 at 100.00	AA (7)	503,835
7,660	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2008A, 5.000%, 7/01/33 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (7)	8,077,776
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007:
9,850	5.000%, 11/01/30 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (7)	10,135,256
2,180	5.000%, 11/01/37 (Pre-refunded 11/01/17) – AGC Insured	11/17 at 100.00	AA (7)	2,243,133
	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007:
200	5.000%, 9/01/23 (Pre-refunded 9/01/17)	9/17 at 100.00	N/R (7)	204,418
60	5.000%, 9/01/23 (Pre-refunded 9/01/17)	9/17 at 100.00	Aaa	61,325
1,115	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (7)	1,270,186
835	New Wilmington Municipal Authority, Pennsylvania, Revenue Bonds, Westminster College, Series 2007G, 5.125%, 5/01/33 (Pre-refunded 5/01/17) – RAAI Insured	5/17 at 100.00	AA (7)	841,630
	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A:
1,235	5.250%, 8/15/23 (Pre-refunded 8/15/18)	8/18 at 100.00	A– (7)	1,313,003
2,000	5.500%, 8/15/35 (Pre-refunded 8/15/18)	8/18 at 100.00	A– (7)	2,133,580
4,010	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (7)	4,442,037
6,220	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 (Pre-refunded 11/01/17) – NPFG Insured	11/17 at 100.00	AA– (7)	6,398,390
1,300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	1,500,993
5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 (Pre-refunded 7/01/17) – SYNCORA GTY Insured	7/17 at 100.00	N/R (7)	5,074,250
2,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40 (Pre-refunded 3/01/20)	3/20 at 100.00	A+ (7)	2,225,160
315	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (7)	363,907
5,125	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Senior Lien Series 2003A, 5.000%, 12/01/32 (Pre-refunded 12/01/18) – NPFG Insured	12/18 at 100.00	AA (7)	5,486,620
12,885	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Seventh Series, 2007, 5.000%, 10/01/37 (Pre-refunded 10/01/17) – AMBAC Insured	10/17 at 100.00	A (7)	13,213,823
385	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (7)	423,377
7,165	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (7)	8,010,040
1,645	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Presbyterian Medical Center of Philadelphia, Series 1993, 6.650%, 12/01/19 (ETM)	No Opt. Call	AA+ (7)	1,796,636
3,345	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (7)	3,936,429
1,470	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (7)	1,621,616

NUVEEN	47

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$50	Saint Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (7)	$56,725
2,250	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2007, 5.250%, 6/01/39 (Pre-refunded 6/01/17) – RAAI Insured	6/17 at 100.00	AA (7)	2,277,045
1,613	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital, Series 2010, 5.500%, 7/01/29 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (7)	1,837,223
99,133	Total U.S. Guaranteed			106,580,242
	Utilities – 6.5% (4.1% of Total Investments)
2,380	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	833,000
3,000	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006A, 4.375%, 1/01/35 (Mandatory put 7/01/22)	No Opt. Call	B1	2,729,310
5,960	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	2,086,000
9,655	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BB+	3,379,250
7,250	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	7,253,698
4,015	Luzerne County Industrial Development Authority, Pennsylvania, Water Facility Revenue Refunding Bonds, Pennsylvania-American Water Company, Series 2009, 5.500%, 12/01/39	12/19 at 100.00	A+	4,380,245
2,220	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	2,247,683
4,575	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	4,942,190
5,000	Pennsylvania Economic Development Financing Authority, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2009B, 5.000%, 11/15/40	11/19 at 100.00	AA–	5,413,850
2,735	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/29	8/25 at 100.00	A	3,065,771
46,790	Total Utilities			36,330,997
	Water and Sewer – 10.6% (6.7% of Total Investments)
	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2015:
3,325	5.000%, 12/01/40	12/25 at 100.00	A1	3,682,371
3,320	5.000%, 12/01/45	12/25 at 100.00	A1	3,661,064
750	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Refunding Series 2016, 4.000%, 12/01/32 – AGM Insured	12/26 at 100.00	AA	793,470
	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123:
1,665	11.863%, 12/01/29 – AGM Insured (IF) (5)	12/21 at 100.00	AA	2,265,998
825	11.853%, 12/01/33 – AGM Insured (IF) (5)	12/21 at 100.00	AA	1,077,425

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Delaware County Regional Water Quality Control Authority, Pennsylvania, Sewer Revenue Bonds, Series 2015:
$1,110	5.000%, 5/01/40	5/25 at 100.00	Aa3	$1,235,774
2,220	4.000%, 5/01/45	5/25 at 100.00	Aa3	2,257,096
	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015:
705	3.125%, 12/01/33 – BAM Insured	12/23 at 100.00	AA	674,001
1,155	3.200%, 12/01/34 – BAM Insured	12/23 at 100.00	AA	1,104,688
	Findlay Township Municipal Authority, Allegheny County, Pennsylvania, Revenue Bonds, Series 2015:
205	3.125%, 12/15/32 – BAM Insured	12/20 at 100.00	AA	197,782
665	3.375%, 12/15/35 – BAM Insured	12/20 at 100.00	AA	638,068
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
7,295	0.000%, 12/01/34	No Opt. Call	A	3,563,753
4,420	0.000%, 12/01/35	No Opt. Call	A	2,066,262
12,500	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	13,775,623
1,100	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB+	1,171,874
6,560	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A+	7,222,691
2,500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2013A, 5.125%, 1/01/43	1/22 at 100.00	A+	2,760,175
5,000	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2013B, 5.250%, 9/01/40	9/23 at 100.00	A	5,619,750
2,840	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	2,776,753
1,930	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Tender Option Bond Trust 2016-XF1058, 15.209%, 8/15/37 (IF) (5)	8/23 at 100.00	Aa2	2,705,069
60,090	Total Water and Sewer			59,249,687
$855,799	Total Investments (cost $859,310,440) – 158.4%			884,532,697
	Floating Rate Obligations – (8.8)%			(49,295,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (15.6)% (8)			(86,981,616)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (38.8)% (9)			(216,613,458)
	Other Assets Less Liabilities – 4.8% (10)			26,730,147
	Net Assets Applicable to Common Shares – 100%			$558,372,770

NUVEEN	49

NQP	Nuveen Pennsylvania Quality Municipal Income Fund
	Portfolio of Investments (continued)	February 28, 2017
Investments in Derivatives as of February 28, 2017
Interest Rate Swaps

		Fund		Fixed Rate					Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (11)	Date	(Depreciation	)
JPMorgan Chase Bank, N.A.	$19,500,000	Receive	USD-BMA	1.346%		Quarterly	11/15/17	11/15/28	$1,330,992

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 9.8%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 24.5%.
(10)
Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter ("OTC") derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-BMA	United States Dollar-Bond Market Association

See accompanying notes to financial statements.

50	NUVEEN

NPN
Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 99.8% (97.4% of Total Investments)
	MUNICIPAL BONDS – 99.8% (97.4% of Total Investments)
	Consumer Staples – 4.1% (4.0% of Total Investments)
$635	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	$729,393
25	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	30,404
660	Total Consumer Staples			759,797
	Education and Civic Organizations – 5.9% (5.8% of Total Investments)
70	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, School Lane Charter School Project, Series 2016, 5.125%, 3/15/36	3/27 at 100.00	BBB–	72,274
30	Dallas Area Municipal Authority, Pennsylvania, Revenue Bonds, Misericordia University, Series 2014, 5.000%, 5/01/37	5/24 at 100.00	Baa3	31,055
280	Delaware County Authority, Pennsylvania, Revenue Bonds, Haverford College, Series 2017A, 3.750%, 10/01/46 (WI/DD, Settling 3/01/17)	4/27 at 100.00	AA–	275,559
60	Erie Higher Education Building Authority, Pennsylvania, Revenue Bonds, Gannon University, Series 2016, 4.000%, 5/01/46	11/26 at 100.00	BBB+	58,039
	Huntingdon County General Authority, Pennsylvania, Revenue Bonds, Juniata College, Series 2016OO2:
15	3.250%, 5/01/36	5/26 at 100.00	BBB+	12,780
40	3.500%, 5/01/41	5/26 at 100.00	BBB+	34,440
35	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Holy Family University, Series 2013A, 6.500%, 9/01/38	9/23 at 100.00	BBB–	37,988
120	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Philadelphia University, Refunding Series 2013, 5.000%, 6/01/32	6/23 at 100.00	BBB+	128,292
40	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2012, 5.000%, 3/01/42	9/22 at 100.00	A+	43,864
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Sciences in Philadelphia, Series 2012:
35	4.000%, 11/01/39	11/22 at 100.00	A3	35,424
60	5.000%, 11/01/42	11/22 at 100.00	A3	65,954
75	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Widener University, Series 2013A, 5.500%, 7/15/38	7/23 at 100.00	A–	82,652
100	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Performing Arts Charter School, Series 2013, 6.750%, 6/15/43	6/20 at 100.00	BB	105,327
100	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A–	109,446
1,060	Total Education and Civic Organizations			1,093,094
	Health Care – 21.9% (21.3% of Total Investments)
695	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.500%, 8/15/34	8/19 at 100.00	Aa3	752,142
100	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2016A, 5.000%, 11/15/46	11/25 at 100.00	A	109,135
55	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Refunding Series 2016A, 5.000%, 6/01/35	6/26 at 100.00	A+	61,197
35	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	37,762

NUVEEN	51

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$225	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BBB	$237,708
600	Geisinger Authority, Montour County, Pennsylvania, Health System Revenue Bonds, Geisinger Health System, Series 2009A, 5.250%, 6/01/39	6/19 at 100.00	AA	637,758
210	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Refunding Series 2016B, 5.000%, 8/15/46	8/26 at 100.00	AA–	232,512
150	Lancaster County Hospital Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2016A, 5.000%, 8/15/42	8/26 at 100.00	AA–	166,460
	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Refunding Series 2016:
30	3.000%, 11/01/36	5/26 at 100.00	A	25,903
150	4.000%, 11/01/41	5/26 at 100.00	A	150,795
100	Lycoming County Authority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	AA–	109,136
200	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	Baa2	211,344
100	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	106,976
200	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2016B, 5.000%, 7/01/45	1/27 at 100.00	A+	216,806
705	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA–	765,537
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2011, 6.250%, 1/01/31	1/21 at 100.00	AA	114,005
100	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	AA	113,169
3,755	Total Health Care			4,048,345
	Housing/Multifamily – 7.0% (6.8% of Total Investments)
15	Chester County Industrial Development Authority, Pennsylvania, Student Housing Revenue Bonds, University Student Housing, LLC Project at West Chester University Series 2013A, 5.000%, 8/01/45	8/23 at 100.00	Baa3	15,508
30	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2014, 5.000%, 7/01/46	7/24 at 100.00	BBB–	31,056
100	East Hempfield Township Industrial Development Authority, Pennsylvania, Student Services Inc – Student Housing Project at Millersville University, Series 2015, 5.000%, 7/01/47	7/25 at 100.00	BBB–	103,545
300	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University Properties Inc. Student Housing Project at East Stroudsburg University of Pennsylvania, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	Baa3	317,466
800	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Eva P. Mithcell Residence Project, Series 2009, 5.100%, 10/20/44	10/19 at 100.00	Aa1	823,655
1,245	Total Housing/Multifamily			1,291,230
	Housing/Single Family – 8.7% (8.5% of Total Investments)
	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2012-114:
65	3.300%, 10/01/32	10/21 at 100.00	AA+	64,826
25	3.650%, 10/01/37	10/21 at 100.00	AA+	25,094
30	3.700%, 10/01/42	10/21 at 100.00	AA+	31,148

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family (continued)
$125	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-116B, 4.000%, 4/01/45	10/24 at 100.00	AA+	$124,578
315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2015-118B, 4.100%, 10/01/45	4/25 at 100.00	AA+	318,890
55	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-119, 3.500%, 10/01/36	4/25 at 100.00	AA+	53,326
500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-120, 3.200%, 4/01/40	10/25 at 100.00	AA+	459,205
100	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41	10/25 at 100.00	AA+	90,614
400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2016-121, 3.200%, 10/01/41 (UB)	10/25 at 100.00	AA+	362,456
50	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 2015-XF0066, 12.583%, 10/01/33 (Alternative Minimum Tax) (IF)	10/22 at 100.00	AA+	58,401
25	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bonds Trust 2015-XF0109, 9.393%, 10/01/38 (IF) (4)	10/22 at 100.00	AA+	26,088
1,690	Total Housing/Single Family			1,614,626
	Long-Term Care – 3.0% (3.0% of Total Investments)
	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries Project, Series 2015:
120	4.000%, 1/01/33	1/25 at 100.00	BBB+	120,316
135	5.000%, 1/01/38	1/25 at 100.00	BBB+	142,885
20	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Villages Project, Series 2015, 5.000%, 11/01/35	5/25 at 100.00	A	21,907
55	Lancaster Industrial Development Authority, Pennsylvania, Revenue Bonds, Garden Spot Village Project, Series 2013, 5.750%, 5/01/35	5/23 at 100.00	BBB	59,622
200	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	N/R	213,464
530	Total Long-Term Care			558,194
	Materials – 0.9% (0.9% of Total Investments)
165	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	174,884
	Tax Obligation/General – 6.9% (6.7% of Total Investments)
220	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2013C-72, 5.250%, 12/01/32	12/23 at 100.00	AA–	253,262
45	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2015, 5.000%, 10/01/38	4/24 at 100.00	AA	49,801
115	Canon-McMillan School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2014D, 5.000%, 12/15/39	12/24 at 100.00	AA	128,339
195	Lehighton Area School District, Carbon County, Pennsylvania, General Obligation Bonds, Limited Tax Series 2015A, 5.000%, 11/15/43 – BAM Insured	11/23 at 100.00	AA	214,438
15	Pittsburgh School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2014A, 5.000%, 9/01/25 – BAM Insured	9/22 at 100.00	AA	17,078
390	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2012B, 5.000%, 9/01/26	9/22 at 100.00	AA–	442,385
35	Pocono Mountain School District, Monroe County, Pennsylvania, General Obligation Bonds, Refunding Series 2016, 3.300%, 9/01/34 – AGM Insured	9/25 at 100.00	AA	33,530
35	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2012, 3.000%, 2/15/34	2/18 at 100.00	Aa1	34,481

NUVEEN	53

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$80	Scranton, Lackawanna County, Pennsylvania, General Obligation Notes, Series 2016, 5.000%, 11/15/32	5/24 at 100.00	BB	$81,620
	The Redevelopment Authority of the City of Scranton, Lackawanna county, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2016A:
15	5.000%, 11/15/21	No Opt. Call	BB	15,415
10	5.000%, 11/15/28	5/24 at 100.00	BB	10,211
1,155	Total Tax Obligation/General			1,280,560
	Tax Obligation/Limited – 9.8% (9.5% of Total Investments)
25	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, Series 2012A, 5.000%, 5/01/35	5/22 at 100.00	Baa2	26,103
120	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	125,248
104	Monroe County Industrial Development Authority, Pennsylvania, Special Obligation Revenue Bonds, Tobyhanna Township Project, Series 2014, 6.875%, 7/01/33	7/24 at 100.00	N/R	105,964
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A:
480	5.500%, 12/01/34	12/20 at 100.00	AA–	536,510
100	5.000%, 12/01/38	12/19 at 100.00	AA–	107,994
100	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue Bonds, Series 2014A, 0.000%, 12/01/37 (5)	No Opt. Call	AA–	86,310
750	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	4/19 at 100.00	A+	815,647
1,679	Total Tax Obligation/Limited			1,803,776
	Transportation – 8.7% (8.5% of Total Investments)
335	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/42 (WI/DD, Settling 3/01/17)	7/27 at 100.00	A1	378,242
240	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A	260,969
140	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Series 2013A, 5.250%, 1/01/44 – AGM Insured	1/24 at 100.00	AA	154,517
175	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 6/30/42 (Alternative Minimum Tax)	6/26 at 100.00	BBB	188,375
525	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	578,109
55	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien, Refunding Series 2010B-1, 5.000%, 12/01/37	12/19 at 100.00	A–	59,366
1,470	Total Transportation			1,619,578
	U.S. Guaranteed – 16.9% (16.5% of Total Investments) (6)
550	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34 (Pre-refunded 12/01/19)	12/19 at 100.00	BBB+ (6)	617,496
500	Lehigh County General Purpose Authority, Pennsylvania, College Revenue Bonds, Muhlenberg College Project, Series 2009, 5.250%, 2/01/39 (Pre-refunded 2/01/19)	2/19 at 100.00	A+ (6)	540,775
5	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.125%, 6/01/33 (Pre-refunded 6/01/19)	6/19 at 100.00	A+ (6)	5,454
750	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2009A-1, 6.250%, 11/15/29 (Pre-refunded 11/15/19)	11/19 at 100.00	A– (6)	852,274

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$350	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (6)	$387,709
50	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (6)	57,731
105	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (6)	121,302
500	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/36 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (6)	539,155
2,810	Total U.S. Guaranteed			3,121,896
	Utilities – 2.8% (2.8% of Total Investments)
110	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2005A, 4.000%, 1/01/35 (Mandatory put 7/01/21)	No Opt. Call	CCC+	38,500
200	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 3.500%, 12/01/35 (Mandatory put 6/01/20)	No Opt. Call	CCC+	70,000
5	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BB+	1,750
170	Delaware County Industrial Development Authority, Pennsylvania, Revenue Bonds, Covanta Project, Refunding Series 2015A, 5.000%, 7/01/43	7/20 at 100.00	Ba2	170,087
100	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, PPL Energy Supply, LLC Project, Series 2009A, 6.400%, 12/01/38	9/25 at 100.00	BB–	101,247
25	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Shippingport Project, FirstEnergy Guarantor., Series 2006A, 2.550%, 11/01/41 (Mandatory put 12/03/18)	No Opt. Call	B	8,750
125	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/30	8/25 at 100.00	A	139,526
735	Total Utilities			529,860
	Water and Sewer – 3.1% (3.1% of Total Investments)
175	Bucks County Water and Sewer Authority, Pennsylvania, Revenue Bonds, Tender Option Bond Trust 2015-XF0123, 11.815%, 12/01/33 – AGM Insured (IF) (4)	12/21 at 100.00	AA	228,545
75	Easton, Pennsylvania, Area Joint Sewer Authority, Water and Sewer Revenue Bonds, Series 2015, 3.125%, 12/01/33 – BAM Insured	12/23 at 100.00	AA	71,702
200	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	220,410
60	Robinson Township Municipal Authority, Allegheny County, Pennsylvania, Water and Sewer Revenue Bonds, Series 2014, 4.000%, 5/15/40 – BAM Insured	11/19 at 100.00	AA	58,664
510	Total Water and Sewer			579,321
$17,464	Total Municipal Bonds (cost $17,642,379)			18,475,161

NUVEEN	55

NPN	Nuveen Pennsylvania Municipal Value Fund
	Portfolio of Investments (continued)	February 28, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS 2.7% (2.6% of Total Investments)
	MUNICIPAL BONDS 2.7% (2.6% of Total Investments)
	Health Care – 2.7% (2.6% of Total Investments)
$500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital	6/17 at 100.00	VMIG-1	$500,000
	Revenue Bonds, Children's Hospital of Philadelphia, Variable Rate Demand Obligations, Series 2005A, 0.560%, 2/15/21 (7)
$500	Total Short-Term Investments (cost $500,000)			500,000
	Total Investments (cost $18,142,379) – 102.5%			18,975,161
	Floating Rate Obligations – (1.6)%			(300,000)
	Other Assets Less Liabilities – (0.9)%			(157,804)
	Net Assets Applicable to Common Shares – 100%			$18,517,357

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Investment has maturity of greater than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

56	NUVEEN

Statement of
	Assets and Liabilities	February 28, 2017

	NXJ	NJV	NQP	NPN
Assets
Long-term investments, at value (cost $908,765,974, $23,403,712, $859,310,440 and $17,642,379, respectively)	$951,709,790	$24,812,621	$884,532,697	$18,475,161
Short-term investments, at value (cost $—, $500,000, $— and $500,000, respectively)	—	500,000	—	500,000
Cash	3,510,503	455,428	4,329,873	351,138
Unrealized appreciation on interest rate swaps	1,720,413	—	1,330,992	—
Receivable for:
Interest	10,104,670	312,063	10,601,716	232,998
Investments sold	12,926,891	318,777	13,479,470	79,660
Other assets	125,498	296	116,866	246
Total assets	980,097,765	26,399,185	914,391,614	19,639,203
Liabilities
Floating rate obligations	—	1,500,000	49,295,000	300,000
Payable for:
Dividends	2,343,564	73,466	2,005,147	61,346
Interest	—	—	105,330	—
Investments purchased	16,919,223	644,757	40,794	722,000
Offering costs	251,996	—	23,451	—
Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs (liquidation preference $—, $—, $87,000,000 and $—, respectively)	—	—	86,981,616	—
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $313,900,000, $—, $217,500,000 and $—, respectively)	312,319,496	—	216,613,458	—
Accrued expenses:
Management fees	443,981	11,422	399,946	8,317
Trustees fees	123,730	268	118,206	210
Other	70,001	30,539	435,896	29,973
Total liabilities	332,471,991	2,260,452	356,018,844	1,121,846
Net assets applicable to common shares	$647,625,774	$24,138,733	$558,372,770	$18,517,357
Common shares outstanding	42,584,679	1,551,216	37,754,841	1,221,414
Net assset value ("NAV") per common share outstanding	$15.21	$15.56	$14.79	$15.16
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$425,847	$15,512	$377,548	$12,214
Paid-in surplus	606,399,154	22,163,196	533,541,926	17,471,700
Undistributed (Over-distribution of) net investment income	777,822	62,468	(964,777)	46,103
Accumulated net realized gain (loss)	(4,641,278)	488,648	(1,135,176)	154,558
Net unrealized appreciation (depreciation)	44,664,229	1,408,909	26,553,249	832,782
Net assets applicable to common shares	$647,625,774	$24,138,733	$558,372,770	$18,517,357
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	N/A	Unlimited	N/A
N/A — Fund is not authorized to issue Preferred Shares.
See accompanying notes to financial statements.

NUVEEN	57

Statement of
Operations

	NXJ		NJV
	10 Months Ended	Year Ended	10 Months Ended	Year Ended
	2/28/17	4/30/16	2/28/17	4/30/16
Investment Income	$35,588,571	$44,216,190	$953,063	$1,193,022
Expenses
Management fees	4,985,501	5,923,090	128,696	155,745
Interest expense and amortization of offering costs	2,504,716	544,066	14,217	10,307
Liquidity fees	1,808,799	2,930,921	—	—
Remarketing fees	190,140	319,134	—	—
Custodian fees	90,558	103,383	11,954	14,208
Trustees fees	23,780	26,654	602	720
Professional fees	43,283	38,081	22,153	22,302
Shareholder reporting expenses	65,904	52,521	8,745	7,975
Shareholder servicing agent fees	27,743	32,538	205	245
Stock exchange listing fees	13,866	17,284	291	345
Investor relations expenses	85,785	61,346	3,069	2,579
Other	160,187	294,828	9,455	8,653
Total expenses	10,000,262	10,343,846	199,387	223,079
Net investment income (loss)	25,588,309	33,872,344	753,676	969,943
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,504,348	1,086,377	678,205	63,034
Swaps	(2,275,000)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,919,021)	29,494,099	(1,571,732)	96,605
Swaps	4,537,380	(2,816,967)	—	—
Net realized and unrealized gain (loss)	(40,152,293)	27,763,509	(893,527)	159,639
Net increase (decrease) in net assets applicable to common shares from operations	$(14,563,984)	$61,635,853	$(139,851)	$1,129,582
See accompanying notes to financial statements.

58	NUVEEN

	NQP		NPN
	10 Months Ended	Year Ended	10 Months Ended	Year Ended
	2/28/17	4/30/16	2/28/17	4/30/16
Investment Income	$31,794,149	$39,246,239	$775,132	$996,525
Expenses
Management fees	4,439,816	5,212,388	95,204	115,287
Interest expense and amortization of offering costs	3,170,030	1,038,642	1,483	—
Liquidity fees	1,169,153	2,068,786	—	—
Remarketing fees	120,832	221,123	—	—
Custodian fees	82,762	95,877	11,406	12,548
Trustees fees	21,057	23,247	470	583
Professional fees	29,045	36,706	22,666	21,984
Shareholder reporting expenses	70,265	50,695	8,596	7,373
Shareholder servicing agent fees	49,554	59,567	137	163
Stock exchange listing fees	12,576	12,089	229	271
Investor relations expenses	76,516	63,996	2,719	2,214
Other	49,390	44,211	9,482	8,166
Total expenses	9,290,996	8,927,327	152,392	168,589
Net investment income (loss)	22,503,153	30,318,912	622,740	827,936
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,796,704	1,035,292	461,016	334,215
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(50,059,876)	16,309,552	(1,349,575)	(226,671)
Swaps	1,330,992	—	—	—
Net realized and unrealized gain (loss)	(46,932,180)	17,344,844	(888,559)	107,544
Net increase (decrease) in net assets applicable to common shares from operations	$(24,429,027)	$47,663,756	$(265,819)	$935,480
See accompanying notes to financial statements.

NUVEEN	59

Statement of
Changes in Net Assets

	NXJ			NJV
	Ten Months	Year	Year	Ten Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/17	4/30/16	4/30/15	2/28/17	4/30/16	4/30/15
Operations
Net investment income (loss)	$25,588,309	$33,872,344	$17,283,663	$753,676	$969,943	$963,306
Net realized gain (loss) from:
Investments	1,504,348	1,086,377	2,172,472	678,205	63,034	672,509
Swaps	(2,275,000)	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(43,919,021)	29,494,099	(2,921,115)	(1,571,732)	96,605	(6,417)
Swaps	4,537,380	(2,816,967)	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(14,563,984)	61,635,853	16,535,020	(139,851)	1,129,582	1,629,398
Distributions to Common Shareholders
From net investment income	(26,781,505)	(34,887,468)	(17,478,928)	(799,685)	(938,856)	(981,771)
From accumulated net realized gains	—	(344,985)	—	(237,527)	(323,803)	(276,526)
Decrease in net assets applicable to common shares from distributions to common shareholders	(26,781,505)	(35,232,453)	(17,478,928)	(1,037,212)	(1,262,659)	(1,258,297)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	570,950,389	—	—	—
Cost of shares repurchased and retired	—	(6,101,727)	(1,517,510)	—	—	(213,171)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	18,824	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(6,101,727)	569,432,879	18,824	—	(213,171)
Net increase (decrease) in net assets applicable to common shares	(41,345,489)	20,301,673	568,488,971	(1,158,239)	(133,077)	157,930
Net assets applicable to common shares at the beginning of period	688,971,263	668,669,590	100,180,619	25,296,972	25,430,049	25,272,119
Net assets applicable to common shares at the end of period	$647,625,774	$688,971,263	$668,669,590	$24,138,733	$25,296,972	$25,430,049
Undistributed (Over-distribution of)net investment income at the end of period	$777,822	$1,655,681	$2,444,690	$62,468	$109,501	$80,634
See accompanying notes to financial statements.

60	NUVEEN

	NQP			NPN
	Ten Months	Year	Year	Ten Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/17	4/30/16	4/30/15	2/28/17	4/30/16	4/30/15
Operations
Net investment income (loss)	$22,503,153	$30,318,912	$30,831,662	$622,740	$827,936	$815,704
Net realized gain (loss) from:
Investments	1,796,704	1,035,292	(451,244)	461,016	334,215	18,377
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(50,059,876)	16,309,552	19,639,321	(1,349,575)	(226,671)	486,645
Swaps	1,330,992	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(24,429,027)	47,663,756	50,019,739	(265,819)	935,480	1,320,726
Distributions to Common Shareholders
From net investment income	(23,275,600)	(31,373,686)	(31,976,724)	(783,355)	(769,533)	(769,411)
From accumulated net realized gains	(1,162,849)	—	—	(585,077)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(24,438,449)	(31,373,686)	(31,976,724)	(1,368,432)	(769,533)	(769,411)
Capital Share Transactions
Common shares:
Issued in the reorganizations	—	—	—	—	—	—
Cost of shares repurchased and retired	—	(1,589,406)	(61,628)	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	33,532	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	(1,589,406)	(61,628)	33,532	—	—
Net increase (decrease) in net assets applicable to common shares	(48,867,476)	14,700,664	17,981,387	(1,600,719)	165,947	551,315
Net assets applicable to common shares at the beginning of period	607,240,246	592,539,582	574,558,195	20,118,076	19,952,129	19,400,814
Net assets applicable to common shares at the end of period	$558,372,770	$607,240,246	$592,539,582	$18,517,357	$20,118,076	$19,952,129
Undistributed (Over-distribution of)net investment income at the end of period	$(964,777)	$(412,865)	$690,405	$46,103	$210,729	$153,803
See accompanying notes to financial statements.

NUVEEN	61

Statement of
Cash Flows

	NXJ		NQP
	10 Months Ended	Year Ended	10 Months Ended	Year Ended
	2/28/17	4/30/16	2/28/17	4/30/16
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to
Common Shares from Operations	$(14,563,984)	$61,635,853	$33(24,429,027)	$33347,663,756
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in)operating activities:
Purchases of investments	(113,106,272)	(138,750,843)	(200,131,326)	(142,831,164)
Proceeds from sales and maturities of investments	118,221,376	137,927,576	149,650,145	150,168,102
Proceeds from (Payments for) swap contracts, net	(2,275,000)	—	—	—
Taxes paid	(50)	(3,278)	(79)	(1,428)
Amortization (Accretion) of premiums and discounts, net	808,549	791,816	1,576,142	1,141,646
Amortization of deferred offering costs	50,209	128,134	42,178	283,173
(Increase) Decrease in:
Receivable for dividends	—	4,686	—	—
Receivable for interest	4,540,611	(403,144)	2,032,540	335,900
Receivable for investments sold	(12,926,891)	7,662,896	(3,272,165)	(7,582,305)
Other assets	262,028	(18,053)	186,543	(15,392)
Increase (Decrease) in:
Payable for interest	—	—	105,330	(38,335)
Payable for investments purchased	8,904,438	396,086	40,794	(2,021,277)
Payable for offering costs	251,996	(102,456)	23,451	(208,858)
Accrued management fees	(51,914)	2,413	(33,664)	1,770
Accrued professional fees	(43,921)	(51,844)	(329,887)	(43,353)
Accrued Trustees fees	9,645	(5,943)	8,223	(6,353)
Accrued other expenses	(7,932)	(34,317)	313,737	(115,235)
Net realized (gain) loss from:
Investments	(1,504,348)	(1,086,377)	(1,796,704)	(1,035,292)
Swaps	2,275,000	—	—	—
Change in net unrealized (appreciation) depreciation of:
Investments	43,919,021	(29,494,099)	50,059,876	(16,309,552)
Swaps	(4,537,380)	2,816,967	(1,330,992)	—
Net cash provided by (used in) operating activities	30,225,181	41,518,529	(27,284,885)	29,594,661
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	—	(2,871,672)	2,871,672
Floating rate obligations	—	—	20,225,000	—
VRDP Shares, at liquidation preference	—	—	39,000,000	—
Cash distributions paid to common shareholders	(27,070,834)	(35,264,333)	(24,738,570)	(31,420,645)
Cost of common shares repurchased and retired	—	(6,101,727)	—	(1,589,406)
Net cash provided by (used in) financing activities	(27,070,834)	(41,468,516)	31,614,758	(30,347,237)
Net Increase (Decrease) in Cash	3,154,347	50,013	4,329,873	(752,576)
Cash at the beginning of period	356,156	306,143	—	752,576
Cash at the end of period	3,510,503	356,156	4,329,873	—

	NXJ		NQP
	10 Months Ended	Year Ended	10 Months Ended	Year Ended
Supplemental Disclosure of Cash Flow Information	2/28/17	4/30/16	2/28/17	4/30/16
Cash paid for interest (excluding amortization of offering costs)	$2,174,507	$481,203	$2,737,524	$1,002,662
See accompanying notes to financial statements.

62	NUVEEN

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NUVEEN	63

Financial
Highlights

Selected data for a common share outstanding throughout each period:

	Investment Operations					Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired	Ending NAV	Ending Share Price
NXJ
Year Ended 2/28-2/29:
2017(e)	$16.18	$0.60		$(0.94)	$(0.34)	$(0.63)	$—	$(0.63)	$—	$15.21	$13.42
Year Ended 4/30:
2016	15.53	0.79		0.66	1.45	(0.82)	(0.01)	(0.83)	0.03	16.18	14.66
2015	15.28	0.67		0.34	1.01	(0.77)	—	(0.77)	0.01	15.53	13.58
2014	16.12	0.71		(0.87)	(0.16)	(0.68)	—	(0.68)	—*	15.28	13.64
2013	15.31	0.63		0.93	1.56	(0.75)	—	(0.75)	—	16.12	14.94
2012	13.61	0.71		1.83	2.54	(0.83)	(0.01)	(0.84)	—	15.31	14.92

NJV
Year Ended 2/28-2/29:
2017(e)	16.32	0.49		(0.58)	(0.09)	(0.52)	(0.15)	(0.67)	—	15.56	15.61
Year Ended 4/30:
2016	16.41	0.62		0.11	0.73	(0.61)	(0.21)	(0.82)	—	16.32	15.16
2015	16.15	0.62		0.43	1.05	(0.63)	(0.18)	(0.81)	0.02	16.41	14.75
2014	16.98	0.65		(0.66)	(0.01)	(0.63)	(0.19)	(0.82)	—	16.15	14.48
2013	16.62	0.67		0.61	1.28	(0.67)	(0.25)	(0.92)	—	16.98	16.02
2012	14.72	0.75		1.91	2.66	(0.76)	—	(0.76)	—	16.62	16.34

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

64	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)
Based on NAV (a)	Based on Share Price (a)	Ending Net Assets (000)	Expenses	(c)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(2.20)%	(4.35)%	$647,626	1.76	%**	4.54	%**	12%
9.85	14.79	688,971	1.56		5.12		14
6.77	5.35	668,670	1.71		4.64		14
(0.71)	(3.78)	100,181	2.07		4.83		6
10.29	5.04	105,892	2.37		3.91		17
19.09	25.08	100,578	2.52		4.82		15

(0.57)	7.39	24,139	0.96	**	3.62	**	14
4.57	8.70	25,297	0.89		3.87		8
6.68	7.62	25,430	0.87		3.75		13
0.25	(4.18)	25,272	0.88		4.12		12
7.86	3.58	26,574	0.83		3.95		7
18.43	24.34	25,957	0.85		4.76		20

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXJ
Year Ended 2/28-2/29:
2017(e)	0.79	%**
Year Ended 4/30:
2016	0.57
2015	0.60
2014	0.98
2013	1.27
2012	1.41

NJV
Year Ended 2/28-2/29:
2017(e)	0.07	%**
Year Ended 4/30:
2016	0.04
2015	0.04
2014	0.04
2013	0.04
2012	0.04

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	65

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
NQP
Year Ended 2/28-2/29:
2017(e)	$16.08	$0.60		$(1.24)	$(0.64)	$(0.62)	$(0.03)	$(0.65)	$—		$14.79	$13.30
Year Ended 4/30:
2016	15.64	0.80		0.46	1.26	(0.83)	—	(0.83)	0.01		16.08	14.91
2015	15.17	0.81		0.50	1.31	(0.84)	—	(0.84)	—	*	15.64	13.87
2014	16.21	0.74		(0.93)	(0.19)	(0.85)	—	(0.85)	—	*	15.17	13.76
2013	15.78	0.80		0.54	1.34	(0.91)	—	(0.91)	—		16.21	15.24
2012	14.11	0.90		1.70	2.60	(0.93)	—	(0.93)	—		15.78	15.67

NPN
Year Ended 2/28-2/29:
2017(e)	16.50	0.51		(0.73)	(0.22)	(0.64)	(0.48)	(1.12)	—		15.16	15.83
Year Ended 4/30:
2016	16.36	0.68		0.09	0.77	(0.63)	—	(0.63)	—		16.50	16.45
2015	15.91	0.67		0.41	1.08	(0.63)	—	(0.63)	—		16.36	15.57
2014	16.48	0.67		(0.56)	0.11	(0.64)	(0.04)	(0.68)	—		15.91	14.45
2013	16.36	0.68		0.38	1.06	(0.64)	(0.30)	(0.94)	—		16.48	15.86
2012	14.79	0.72		1.58	2.30	(0.71)	(0.02)	(0.73)	—		16.36	15.38

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

66	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV (a)	Price (a)	(000)	Expenses	(c)	Income (Loss	)	Rate	(d)

(4.19)%	(6.66)%	$558,373	1.87	%**	4.57	%**	16%
8.46	14.21	607,240	1.51		5.13		16
8.79	7.09	592,540	1.60		5.21		9
(0.69)	(3.65)	574,558	1.87		5.33		8
8.50	2.97	261,195	1.80		4.98		17
18.88	27.48	253,937	1.63		6.00		18

(1.33)	3.08	18,517	0.93	**	3.80	**	23
4.82	10.09	20,118	0.85		4.17		14
6.87	12.30	19,952	0.85		4.11		5
0.80	(4.45)	19,401	0.85		4.28		6
6.58	9.39	20,089	0.81		4.11		7
15.89	15.68	19,948	0.86		4.60		11

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares), the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NQP
Year Ended 2/28-2/29:
2017(e)	0.89	%**
Year Ended 4/30:
2016	0.56
2015	0.60
2014	0.68
2013	0.72
2012	0.61

NPN
Year Ended 2/28-2/29:
2017(e)	0.01	%**
Year Ended 4/30:
2016	—
2015	—
2014	—
2013	—
2012	—

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the ten months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	67

Financial Highlights (continued)
	MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
NXJ
Year Ended 2/28-2/29:
2017(b)	$—	$—	$—	$—	$313,900	$306,316	$—
Year Ended 4/30:
2016	—	—	—	—	313,900	319,488	—
2015	—	—	—	—	313,900	313,020	—
2014	—	—	—	—	45,000	322,624	—
2013	44,861	33.60	—	—	—	—	—
2012	44,861	32.42	—	—	—	—	—

NQP
Year Ended 2/28-2/29:
2017(b)	—	—	87,000	283,374	217,500	283,374	2.83
Year Ended 4/30:
2016	—	—	48,000	328,716	217,500	328,716	3.29
2015	—	—	48,000	323,179	217,500	323,179	3.23
2014	47,740	31.66	—	—	217,500	316,618	3.17
2013	—	—	—	—	112,500	332,174	—
2012	—	—	—	—	112,500	325,722	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2015		2014		2013	2012
NXJ
Series 2014 (NXJ PRCCL)
Ending Market Value per Share	$—		$—		$10.02	$10.08
Average Market Value per Share	—		10.03	^	10.09	10.07
Series 2015 (NXJ PRCCL)
Ending Market Value per Share	—
Average Market Value per Share	10.01	^^

NQP
Series 2015 (NQP PRCCL)
Ending Market Value per Share	—		10.05
Average Market Value per Share	10.01	ΩΩ	10.03	Ω
Series 2015 (NQP PRDCL)
Ending Market Value per Share	—		10.04
Average Market Value per Share	10.02	ΩΩ	10.03	Ω

(b)	For the ten months ended February 28, 2017.
^	For the period May 1, 2013 through September 9, 2013.
^^	For the period November 10, 2014 (effective date of the reorganizations) through February 9, 2015.
Ω	For the period February 11, 2014 (effective date of the reorganizations) through April 30, 2014.
ΩΩ	For the period May 1, 2014 through May 30, 2014.
See accompanying notes to financial statements.

68	NUVEEN

Notes to Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") or NYSE MKT symbols are as follows (each a "Fund" and collectively, the "Funds"):

•	Nuveen New Jersey Quality Municipal Income Fund (NXJ)
•	Nuveen New Jersey Municipal Value Fund (NJV)
•	Nuveen Pennsylvania Quality Municipal Income Fund (NQP)
•	Nuveen Pennsylvania Municipal Value Fund (NPN)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for NJV) closed-end management investment companies. Common shares of NXJ and NQP are traded on the NYSE while common shares of NJV and NPN are traded on the NYSE MKT. NXJ, NJV, NQP and NPN were organized as Massachusetts business trusts on June 1, 1999, January 26, 2009, December 20, 1990 and January 26, 2009, respectively.
Effective February 28, 2017, the Funds' fiscal year end changed from April 30 to February 28/29 as previously approved by the Funds' Board of Trustees (the "Board"). The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the ten months ended February 28, 2017 (the "current fiscal period").
Effective December 28, 2016, NXJ changed its name from Nuveen New Jersey Dividend Advantage Municipal Fund and NQP changed its name from Nuveen Pennsylvania Investment Quality Municipal Fund.
Investment Adviser
 The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
 Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.
Effective August 5, 2016, NXJ and NQP have added an investment policy to limit the amount of securities subject to the alternative minimum tax ("AMT") to no more than 20% of each Fund's managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates).
Significant Accounting Policies
 Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

NUVEEN	69

Notes to Financial Statements (continued)
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	NXJ	NJV	NPN
Outstanding when-issued/delayed delivery purchase commitments	$16,919,223	$644,757	$711,825
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.
Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
 Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
 The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
 Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

70	NUVEEN

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NXJ	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$951,709,790	$—	$951,709,790
Investments in Derivatives:
Interest Rate Swaps**	—	1,720,413	—	1,720,413
Total	$—	$953,430,203	$—	$953,430,203

NJV
Long-Term Investments*:
Municipal Bonds	$—	$24,812,621	$—	$24,812,621
Short-Term Investments:
Municipal Bonds	—	500,000	—	500,000
Total	$—	$25,312,621	$—	$25,312,621

NQP
Long-Term Investments*:
Municipal Bonds	$—	$884,532,697	$—	$884,532,697
Investments in Derivatives:
Interest Rate Swaps**	—	1,330,992	—	1,330,992
Total	$—	$885,863,689	$—	$885,863,689

NUVEEN	71

Notes to Financial Statements (continued)

NPN
Long-Term Investments*:
Municipal Bonds	$—	$18,475,161	$—	$18,475,161
Short-Term Investments:
Municipal Bonds	—	500,000	—	500,000
Total	$—	$18,975,161	$—	$18,975,161
*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
 Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters") in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

72	NUVEEN

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXJ	NJV	NQP	NPN
Floating rate obligations: self-deposited Inverse Floaters	$—	$1,500,000	$49,295,000	$300,000
Floating rate obligations: externally-deposited Inverse Floaters	99,875,000	995,000	26,705,000	540,000
Total	$99,875,000	$2,495,000	$76,000,000	$840,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXJ	NJV	NQP	NPN
Average floating rate obligations outstanding	$—	$1,500,000	$39,595,625	$144,079
Average annual interest rate and fees	—%	1.14%	1.13%	1.24%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, NXJ had outstanding borrowings under such liquidity facilities in the amount of $8,435,784 which is recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities. There were no loans outstanding under such facilities for any of the other Funds as of the end of the reporting period.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement" or "credit recovery swap") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for

NUVEEN	73

Notes to Financial Statements (continued)
the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NXJ	NJV	NQP	NPN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$1,500,000	$32,825,000	$—
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	91,210,000	995,000	11,955,000	400,000
Total	$91,210,000	$2,495,000	$44,780,000	$400,000
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
 In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
 Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the "effective date").
The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)."
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps (, net)" as described in the preceding paragraph.

74	NUVEEN

The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums paid and/or received" on the Statement of Assets and Liabilities.
During the current fiscal period, NXJ and NQP invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to each Fund's benchmark.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:
	NXJ	NQP
Average notional amount of interest rate swap contracts outstanding*	$43,850,000	$11,700,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
NXJ
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation	$1,720,413	—	$—
		on interest rate swaps
NQP
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation	$1,330,992	—	$—
		on interest rate swaps
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

		Gross		Gross		Amounts	Net Unrealized
		Unrealized		Unrealized		Netted on	Appreciation	Collateral
		Appreciation on		(Depreciation) on		Statement	(Depreciation) on	Pledged
		Interest		Interest		of Assets and	Interest Rate	to (from )	Net
Fund	Counterparty	Rate Swaps	*	Rate Swaps	*	Liabilities	Swaps	Counterparty	Exposure
NXJ	JPMorgan Chase	$1,720,413		$—		$—	$1,720,413	$(1,720,413)	$—
Bank, N.A.
NQP	JPMorgan Chase	$1,330,992		$—		$—	$1,330,992	$(1,330,992)	$—
Bank, N.A.
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

				Change in Net
				Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NXJ	Interest rate	Swaps	$(2,275,000)	$4,537,380
NQP	Interest rate	Swaps	$—	$1,330,992
Market and Counterparty Credit Risk
 In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

NUVEEN	75

Notes to Financial Statements (continued)
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Share Transactions
 Transactions in common shares for the Funds during the Funds' current and prior fiscal periods, where applicable, were as follows:

	NXJ			NJV
	Ten Months	Year	Year	Ten Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/17	4/30/16	4/30/15	2/28/17	4/30/16	4/30/15
Common shares:
Issued in the reorganizations	—	—	36,615,391	—	—	—
Issued to shareholders due to reinvestments of distributions	—	—	—	1,180	—	—
Repurchased and retired	—	(473,600)	(112,500)	—	—	(15,000)
Weighted average common share:
Price per share repurchased and retired	$—	$12.86	$13.47	$—	$—	$14.19
Discount per share repurchased and retired	—%	15.38%	13.85%	—%	—%	14.25%

	NQP			NPN
	Ten Months	Year	Year	Ten Months	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/17	4/30/16	4/30/15	2/28/17	4/30/16	4/30/15
Common shares:
Issued to shareholders due to reinvestments of distributions	—	—	—	2,062	—	—
Repurchased and retired	—	(121,000)	(4,500)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$—	$13.12	$13.68	$—	$—	$—
Discount per share repurchased and retired	—%	15.08%	13.83%	—%	—%	—%
Preferred Shares
Variable Rate MuniFund Term Preferred Shares
The following Fund has issued and outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for the Fund was as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NQP	2019	870	$87,000,000
During the current fiscal period, NQP refinanced all of its outstanding Series 2017 VMTP Shares with the issuance of new Series 2019 VMTP Shares. In conjunction with this refinancing NQP issued an additional $39,000,000 Series 2019 VMTP Shares at liquidation preference, to be invested in accordance with the Fund's investment policies.
The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately one year following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. The Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NQP	2019	September 1, 2019	August 31, 2017

76	NUVEEN

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NQP
Average liquidation preference of VMTP Shares outstanding	$71,220,395
Annualized dividend rate	1.53%
VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Fund's Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with the Fund's offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
The Fund incurred offering costs of $145,000 in connection with its issuance of Series 2019 VMTP Shares, which was expensed as incurred and is recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
 The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.
As of the end of the reporting period, details of the Funds' VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NXJ	1	810	$81,000,000	August 3, 2043
	2	1,443	144,300,000	April 1, 2043
	3	886	88,600,000	April 1, 2043
NQP	2	1,125	$112,500,000	December 1, 2042
	3	1,050	105,000,000	December 1, 2042
VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
During the current fiscal period, NXJ and NQP each designated a special rate period until November 15, 2017, for each Fund's Series 2 and Series 3 VRDP Shares and NXJ designated a special rate period until January 24, 2018 for the Fund's Series 1 VRDP Shares. In connection with the transition to the special rate period, each series of VRDP Shares have been remarketed and sold to an institutional investor. During the special rate period, the VRDP Shares will not be remarketed by a remarketing agent, be subject to optional or mandatory tender events, or be supported by a liquidity provider. During the period, VRDP dividends will be set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares will transition to traditional VRDP Shares with dividends set at weekly remarketings, and be supported by a designated liquidity provider, unless the Board approves a subsequent special rate period.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

NUVEEN	77

Notes to Financial Statements (continued)
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NXJ	NQP
Average liquidation preference of VRDP Shares outstanding	$313,900,000	$217,500,000
Annualized dividend rate	0.83%	0.86%
For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP")  Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
 Transactions in preferred shares for the Funds during the Funds' current and prior fiscal periods, where applicable, are noted in the following tables. Transactions in MuniFund Term Preferred Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
		NYSE
	Series	Ticker	Shares	Amount
NXJ
MTP Shares issued in connection with the reorganization	2015	NXJ PRCCL	3,505,000	$35,050,000
MTP Shares redeemed	2015	NXJ PRCCL	(3,505,000)	(35,050,000)
NQP
MTP Shares redeemed:	2015	NQP PRCCL	(2,319,000)	$(23,190,000)
	2015	NQP PRDCL	(2,455,000)	(24,550,000)
Total			(4,774,000)	$(47,740,000)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Ten Months Ended
	February 28, 2017
	Series	Shares	Amount
NQP
VMTP Shares issued	2019	870	$87,000,000
VMTP Shares exchanged	2017	(480)	(48,000,000)
Net increase (decrease)		390	$39,000,000

	Year Ended
	April 30, 2015
	Series	Shares	Amount
NQP
VMTP Shares issued	2017	480	$48,000,000
Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	April 30, 2015
	Series	Shares	Amount
NXJ
VRDP Shares issued in connection with the reorganization:	2	1,443	$144,300,000
	3	886	88,600,000
VRDP Shares issued	1	360	36,000,000
Total		2,689	$268,900,000

78	NUVEEN

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NXJ	NJV	NQP	NPN
Purchases	$113,106,272	$3,702,357	$200,131,327	$4,485,772
Sales and maturities	118,221,376	4,913,330	149,650,145	4,858,312
6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	NXJ	NJV	NQP	NPN
Cost of investments	$907,716,861	$22,333,445	$810,109,419	$17,824,990
Gross unrealized:
Appreciation	50,924,761	1,703,907	45,324,430	1,190,137
Depreciation	(6,931,832)	(224,731)	(20,196,196)	(339,966)
Net unrealized appreciation (depreciation) of investments	$43,992,929	$1,479,176	$25,128,234	$850,171
Permanent differences, primarily due to federal taxes paid, taxable market discount, distribution reallocations, nondeductible offering costs and nondeductible reorganization expenses, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2017, the Funds' tax year end, as follows:

	NXJ	NJV	NQP	NPN
Paid-in-surplus	$(329,924)	$—	$(289,095)	$—
Undistributed (Over-distribution of) net investment income	315,337	(1,024)	220,535	(4,011)
Accumulated net realized gain (loss)	14,587	1,024	68,560	4,011
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2017, the Funds' tax year end, were as follows:

	NXJ	NJV	NQP	NPN
Undistributed net tax-exempt income[1]	$2,156,490	$81,289	$744,785	$83,909
Undistributed net ordinary income[2]	125,569	—	50,082	8,319
Undistributed net long-term capital gains	—	475,570	—	154,558
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2017, paid on March 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

NUVEEN	79

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds' tax years ended February 28, 2017, April 30, 2016 and April 30, 2015, was designated for purposes of the dividends paid deduction as follows:

2017	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income[3]	$29,151,901	$759,626	$25,923,253	$634,294
Distributions from net ordinary income[2]	123,496	43,739	56,632	152,003
Distributions from net long-term capital gains[4]	—	233,789	1,162,849	582,027
2016	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$35,379,191	$914,520	$31,959,341	$760,876
Distributions from net ordinary income[2]	21,295	25,886	369,997	8,657
Distributions from net long-term capital gains	345,375	323,803	—	—
2015	NXJ	NJV	NQP	NPN
Distributions from net tax-exempt income	$15,305,648	$950,620	$33,000,772	$770,631
Distributions from net ordinary income[2]	8,616	35,031	7,576	—
Distributions from net long-term capital gains	—	276,526	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2017, as Exempt Interest Dividends.
[4]
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended February 28, 2017.

As of February 28, 2017, the Funds' tax year end, the following Fund has unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

NXJ[5]
Capital losses to be carried forward – not subject to expiration	$4,618,253
[5]	A portion of NXJ's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.
During the Funds' tax year ended February 28, 2017, NQP utilized $1,201,318 of its capital loss carryforwards.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

NQP
Post-October capital losses[6]	$486,808
Late-year ordinary losses[7]	—
[6]	Capital losses incurred from November 1, 2016 through February 28, 2017, the Funds' tax year end.
[7]	Ordinary losses incurred from January 1, 2017 through February 28, 2017 and/or specified losses incurred from November 1, 2016 through February 28, 2017.
7. Management Fees and Other Transactions with Affiliates
Management Fees
 Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period May 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for each Fund was calculated according to the following schedules:

NXJ
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For managed assets over $2 billion	0.3750

80	NUVEEN

NJV
NPN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For managed assets over $2 billion	0.3375

NQP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3875
For managed assets over $5 billion	0.3750
Effective August 1, 2016, annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedules:

NXJ
NQP
Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

NJV
NPN
Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NUVEEN	81

Notes to Financial Statements (continued)
The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets (net assets for NJV and NPN):

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

Other Transactions with Affiliates
 Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the following Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NPN
Purchases	$16,925
Sales	—
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Funds participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period) the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	NQP	NPN
Outstanding balance at December 31, 2016	$1,761,790	$892,606

82	NUVEEN

Committed Line of Credit
 The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9. New Accounting Pronouncements
Financial Accounting Standards Board ("FASB") Accounting Standards Update ("ASU") 2015-03: Interest-Imputation of Interest
The Funds have adopted the disclosure provisions of ASU 2015-03, Interest-Imputation of Interest (Subtopic 835-30) — Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires debt issuance costs to be presented in the Statement of Assets and Liabilities as a direct deduction from the carrying amount of the associated debt liability. Prior to the issuance of ASU 2015-03, debt issuance costs were required to be presented in the Statement of Assets and Liabilities as a deferred charge (i.e., an asset). ASU 2015-03 is limited to simplifying the presentation of debt issuance costs. ASU 2015-03 does not affect the recognition and measurement of debt issuance costs.
Amendments to Regulation S-X
 In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the "final rules") intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	83

Additional Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Mongo Cook *	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	and Trust Company,	Chicago, IL 60603	KPMG LLP	State Street Bank
Chicago, IL 60606	One Lincoln Street,		200 East Randolph Drive	& Trust Company
	Boston, MA 02111		Chicago, IL 60601	Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787
Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXJ	NJV	NQP	NPN
Common shares repurchased	—	—	—	—
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

84	NUVEEN

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cashflows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

NUVEEN	85

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New Jersey Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Jersey municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Pennsylvania Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	87

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	181

	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	181

	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
181

	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
181

88	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
181

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
181

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	181

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	181

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II
Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
181

NUVEEN	89

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005- 2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
181

Interested Board Members:

■	WILLIAM ADAMS IV(3) 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-Co-President, Global Products and Solutions (since January 2017), formerly, Chief Executive Officer (2016- 2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda's Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).
181

■	MARGO L. COOK(2)(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
181

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	76

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Managing Director (since 2004) of Nuveen.	182

90	NUVEEN

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	182

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	182

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	182

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.	76

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	182

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016- 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.
					182

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	182

NUVEEN	91

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed(4)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	182

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	182

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
					182

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	"Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

92	NUVEEN

Notes

NUVEEN	93

Notes

94	NUVEEN

Notes

NUVEEN	95

Nuveen:
                          Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-D-0217D 138525

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Pennsylvania Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Period Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2017 [5]	$21,960	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

April 30, 2016	$21,200	$0	$0	$7

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

[3] "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

[5] Fund changed fiscal year from April to February starting in 2017.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Period Ended	Service Providers	Service Providers	Service Providers
February 28, 2017 [1]	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
April 30, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

[1] Fund changed fiscal year from April to February starting in 2017.

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Period Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2017 [1]	$ 0	$ 0	$ 0	$ 0
April 30, 2016	$ 7	$ 0	$ 0	$ 7

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

[1] Fund changed fiscal year from April to February starting in 2017.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to herein as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	10	$17.73 billion
	Other Pooled Investment Vehicles	1	$36.0 million
	Other Accounts	2	$52.5 million
*	Assets are as of February 28, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF REGISTRANT’S SECURITIES AS OF FEBRUARY 28, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Paul Brennan	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Pennsylvania Municipal Value Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 5, 2017

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 5, 2017